SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☒  Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Kaiser Federal Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
☐ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4) Proposed maximum aggregate value of transaction:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

November 21, 2011

Dear Stockholder:

We cordially invite you to attend the 2011 Annual Meeting of Stockholders of Kaiser Federal Financial Group, Inc., the parent company of Kaiser Federal Bank.  The annual meeting will be held at the main office of Kaiser Federal Bank, located at 1359 North Grand Avenue, Covina, California 91724, at 5:00 p.m., local time, on December 22, 2011.

The enclosed notice of annual meeting of stockholders and proxy statement describes the formal business to be transacted at the annual meeting.  During the annual meeting we will also report on the operations of Kaiser Federal Financial Group, Inc.  Our directors and officers will be present to respond to any questions that stockholders may have.  Also, enclosed for your review is our Annual Report on Form 10-K to Stockholders, which contains detailed information concerning the activities and operating performance of Kaiser Federal Financial Group, Inc.

The business to be conducted at the annual meeting includes the election of two directors, the approval of the Kaiser Federal Financial Group, Inc. 2011 Equity Incentive Plan, the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2012, the consideration of an advisory, non-binding resolution with respect to the executive compensation described in this proxy statement and the consideration of an advisory, non-binding proposal with respect to the frequency that stockholders will vote on our executive compensation.

You may vote your shares by Internet, telephone, regular mail or in person at the annual meeting. Instructions regarding the various methods of voting are contained on the notice and on the Proxy Card.

Our Board of Directors has determined that the matters to be considered at the annual meeting are in the best interests of Kaiser Federal Financial Group, Inc. and its stockholders.  For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered and that stockholders mark the “ONE YEAR” box with respect to the advisory proposal on the frequency of the stockholders’ vote on executive compensation.

On behalf of the Board of Directors, we urge you to vote your shares of common stock as soon as possible even if you currently plan to attend the annual meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.

Sincerely,

/s/ Dustin Luton
Dustin Luton
President and Chief Executive Officer

KAISER FEDERAL FINANCIAL GROUP, INC.
1359 North Grand Avenue
Covina, California 91724
(800) 524-2274

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on December 22, 2011

Notice is hereby given that the 2011 Annual Meeting of Stockholders of Kaiser Federal Financial Group, Inc. will be held at the main office of Kaiser Federal Bank, located at 1359 North Grand Avenue, Covina, California 91724, on December 22, 2011 at 5:00 p.m., local time.

The annual meeting is for the purpose of considering and acting upon:

1.	The election of two directors of Kaiser Federal Financial Group, Inc.;

2.	The approval of the Kaiser Federal Financial Group, Inc. 2011 Equity Incentive Plan;

3.	The ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for Kaiser Federal Financial Group, Inc. for the fiscal year ending June 30, 2012;

4.	An advisory, non-binding resolution with respect to the executive compensation described in this proxy statement;

5.	An advisory, non-binding proposal with respect to the frequency that stockholders will vote on our executive compensation; and

transacting such other business as may properly come before the annual meeting, or any adjournments thereof.  As of the date of this notice, the Board of Directors is not aware of any other business to come before the annual meeting. Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned.  Stockholders of record at the close of business on November 1, 2011, are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

We call your attention to the proxy statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the annual meeting.  You may also read, print and download our 2011 Annual Report to Stockholders on Form 10-K and our Proxy Statement at www.kffg.com.   Please read it carefully.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Rita H. Zwern
Rita H. Zwern
Corporate Secretary

Covina, California
November 21, 2011

PROXY STATEMENT

KAISER FEDERAL FINANCIAL GROUP, INC.
1359 North Grand Avenue
Covina, California 91724
(800) 524-2274

ANNUAL MEETING OF STOCKHOLDERS
December 22, 2011

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Kaiser Federal Financial Group, Inc. to be used at the 2011 Annual Meeting of Stockholders of Kaiser Federal Financial Group, Inc., which will be held at the main office of Kaiser Federal Bank, located at 1359 North Grand Avenue, Covina, California 91724, on December 22, 2011, at 5:00 p.m., local time, and all adjournments of the annual meeting.  The notice of annual meeting of stockholders and this proxy statement are first being mailed to stockholders on or about November 21, 2011.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Kaiser Federal Financial Group, Inc. will be voted in accordance with the directions given thereon. You can vote your shares of our common stock prior to the annual meeting by internet, telephone or regular mail in accordance with instructions set forth on the proxy card. Proxies received by us, which are signed, but contain no instructions for voting, will be voted “FOR” the proposals set forth in this proxy statement for consideration at the annual meeting and “ONE YEAR” with respect to the advisory proposal on the frequency of the stockholders’ vote on executive compensation.

Proxies may be revoked by sending written notice of revocation to the Secretary of Kaiser Federal Financial Group, Inc., Rita H. Zwern, at our address shown above, by returning a duly executed proxy bearing a later date, by internet, telephone or regular mail in accordance with instructions set forth on the proxy card or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had previously given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of Kaiser Federal Financial Group, Inc. prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our common stock, par value $0.01 per share, as of the close of business on November 1, 2011 are entitled to one vote for each share then held.  As of the record date, there were 9,605,154 shares of our common stock issued and outstanding.  The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting.  Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

As to the election of directors, a stockholder may vote FOR the election of the nominees proposed by the Board of Directors, or WITHHOLD authority to vote for one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the approval of the Kaiser Federal Financial Group, Inc. 2011 Equity Incentive Plan, a stockholder may: (i) vote FOR the Equity Incentive Plan; (ii) vote AGAINST the Equity Incentive Plan; or (iii) ABSTAIN from voting on the Equity Incentive Plan.  The affirmative vote of a majority of the votes cast at the annual meeting in person or by proxy is required for the approval of the Kaiser Federal Financial Group, Inc. 2011 Equity Incentive Plan.  The approval of this matter shall be determined without regard to broker non-votes or proxies marked “ABSTAIN.”

As to the ratification of Crowe Horwath LLP as our independent registered public accounting firm, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification.  The affirmative vote of a majority of the votes cast at the annual meeting in person or by proxy is required for the ratification of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2012.  The ratification of this matter shall be determined without regard to broker non-votes or proxies marked “ABSTAIN.”

As to the advisory, non-binding resolution with respect to our executive compensation as described in this proxy statement, a stockholder may: (i) vote “FOR” the resolution; (ii) vote “AGAINST” the resolution; or (iii) “ABSTAIN” from voting on the resolution. The affirmative vote of a majority of the votes cast at the annual meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this non-binding resolution. While this vote is required by law, it will neither be binding on Kaiser Federal Financial Group, Inc. or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, Kaiser Federal Financial Group, Inc. or the Board of Directors.

As to the advisory, non-binding proposal with respect to the frequency that stockholders will vote on our executive compensation, a stockholder may select that stockholders: (i) consider the proposal every “ONE YEAR”; (ii) consider the proposal every “TWO YEARS”; (iii) consider the proposal every “THREE YEARS”; or (iv) “ABSTAIN” from voting on the proposal. Generally, approval of any matter presented to stockholders requires the affirmative vote of a majority of the votes cast.  However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by Kaiser Federal Financial Group, Inc.’s stockholders. Even though this vote will neither be binding on Kaiser Federal Financial Group, Inc. or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, Kaiser Federal Financial Group, Inc. or the Board of Directors, the Board of Directors will take into account the outcome of this vote in making a determination on the frequency that advisory votes on executive compensation will be included in our proxy statements.

As provided in Section D of Article 5 of our Articles of Incorporation, record holders who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to vote any shares held in excess of the 10% limit. Subject to certain exceptions, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. The Board of Directors of Kaiser Federal Financial Group, Inc. is authorized to construe and apply the provisions of Section D of Article 5 of the Articles of Incorporation, and to make all determinations it deems necessary or desirable to implement them, including determining the number of shares beneficially owned by any person, and to demand certain information from any person who is reasonably believed to beneficially own stock in excess of the 10% limit and reimbursement for all expenses incurred by Kaiser Federal Financial Group, Inc. in connection with an investigation conducted by the Board of Directors pursuant to the provisions of Article 5, Section D of the Articles of Incorporation.

        If you have selected a broker, bank, or other intermediary to hold your common stock rather than having the shares directly registered in your name with our transfer agent, Broadridge, you will receive instructions directly from your broker, bank, or other intermediary in order to vote your shares.  Your brokerage firm may also provide the ability to vote your proxy by telephone or online.  Please be advised that if you choose not to vote your proxy, your brokerage firm has the authority under applicable stock market rules to vote your shares “FOR” or “AGAINST” routine matters.  The ratification of our independent registered public accounting firm is deemed to be a routine matter.  Accordingly, we urge you to vote by following the instructions provided by your broker, bank, or other intermediary.

Persons and groups who beneficially own in excess of 5% of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended.  The following table sets forth, as of the record date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)	Percent of Shares of Common Stock Outstanding
Columbia Wanger Asset Management, LLC 2227 W. Monroe Street Suite 3000 Chicago, IL 60606 (2)	782,103	8.14%

Principal Financial Group Inc Delaware Charter Guarantee and Trust Company dba Principal Trust Company 711 High Street Des Moines, IA 50392 (3)	711,179	7.40%

Castine Capital Management, LLC One International Place, Suite 2401 Boston, MA 02110(4)	704,700	7.34%

Bay Pond Partners, L.P. Wellington Hedge Management, LLC c/o Wellington Management, LLP 75 State Street Boston, Massachusetts 02109 (5)	626,244	6.52%

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined.  As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)	Based on a Schedule 13G filed with the Securities and Exchange Commission on June 10, 2011, by Columbia Wanger Asset Management, LLC.
(3)
Based on a Schedule 13G filed with the Securities and Exchange Commission on June 9, 2011, by Principal Financial Group Inc. and Principal Trust Company as Trustee for the Kaiser Federal Bank Employee Stock Ownership Plan and the Kaiser Federal Bank Employees’ Savings & Profit Sharing Plan.

(4)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 4, 2011, by Castine Capital Management, LLC.
(5)
Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2011, by Bay Pond Partners, L.P. and Wellington Hedge Management, LLC who claimed shared voting and dispositive ownership over all shares reported.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board of Directors consists of seven members. Our bylaws provide that approximately one-third of the directors are to be elected annually. Directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The governance/nominating committee has nominated John H. Cochrane and Donald R. Voss to serve as directors for three-year terms.

The following table as of November 1, 2011, provides the positions, ages and terms of office as applicable to our nominees, directors and executive officers along with the beneficial ownership of our common stock held by our nominees, directors and executive officers, individually and as a group. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

Name (1)	Age (2)	Positions Held with Kaiser Federal Financial Group, Inc.	Director Since (3)	Current Term to Expire	Shares of Common Stock Beneficially Owned (4)(5)	Percent of Class

NOMINEES
John H. Cochrane	50	Director Nominee	—	2014	—	—%
Donald R. Voss	61	Director Nominee	—	2014	—	—

DIRECTORS NOT CONTINUING IN OFFICE
Diana L. Peterson-More	61	Director	2010	2011	2,241(6)	*
Rita H. Zwern	64	Director	1987	2011	23,419(7)	*

DIRECTORS CONTINUING IN OFFICE
Giovani O. Dacumos	41	Director	2010	2012	3,667(8)	*
Michael J. Sacher	58	Director	2008	2012	14,866(9)	*
Robert C. Steinbach	58	Director	2000	2012	43,157(10)	*
James L. Breeden	68	Chairman of the Board	1987	2013	37,721(11)	*
Laura G. Weisshar	60	Director	2007	2013	23,077(12)	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Dustin Luton***	41	President and Chief Executive Officer	N/A	N/A	63,908(13)	*

Jean M. Carandang***	46	Chief Financial Officer	N/A	N/A	15,303(14)	*
Nancy J. Huber**	49	Chief Credit Officer	N/A	N/A	46,050(15)	*
Jeanne R. Thompson**	64	Chief Administrative Officer	N/A	N/A	53,482(16)	*

All nominees, directors and executive officers as a group (13 persons)					326,891	3.4%
Footnotes follow on next page

*	Less than 1%.
**	Ms Huber and Ms. Thompson are officers of Kaiser Federal Bank only.
***	Mr. Luton was appointed President and Chief Executive Officer and Ms. Carandang was appointed Chief Financial Officer of Kaiser Federal Financial Group, Inc. on July 1, 2011.
(1)	The mailing address for each person listed is 1359 North Grand Avenue, Covina, California 91724.
(2)	As of November 1, 2011.
(3)
For Directors Breeden and Zwern, reflects initial appointment to the Board of Directors of Kaiser Permanente Federal Credit Union, the predecessor to Kaiser Federal Bank.  Each director of Kaiser Federal Financial Group, Inc. is also a director of Kaiser Federal Bank.

(4)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he or she has voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time with 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the names individuals effectively exercise sole or shared voting or investment power.

(5)
Includes the following amounts of unvested shares of restricted stock granted under the K-Fed Bancorp 2004 Recognition and Retention Plan: 1,000 for director Dacumos, 1,000 for director Peterson-More, 2,158 for director Sacher, 1,439 for director Weisshar, 4,878 for Mr. Luton, 6,316 for Ms. Carandang, 2,000 for Ms. Huber and 2,000 for Ms. Thompson.

(6)	Includes 1,241 shares held in an IRA for Ms. Peterson-More.
(7)	Includes 10,469 shares of common stock held in a trust for Ms. Zwern. Includes 12,950 stock options that have vested or will vest within 60 days after November 1, 2011.
(8)	Includes 800 shares of common stock held by Mr. Dacumos’ spouse.
(9)	Includes 4,075 shares of common stock held in a trust for Mr. Sacher. Includes 7,194 stock options that have vested or will vest within 60 days after November 1, 2011.
(10)
Includes 10,791 shares of common stock held by Mr. Steinbach’s spouse and 1,000 shares held in a trust for Mr. Steinbach.  Includes 12,950 stock options that have vested or will vest within 60 days after November 1, 2011.

(11)
Includes 1,896 shares of common stock held by Mr. Breeden’s spouse and 11,150 shares of common stock held in an IRA for Mr. Breeden.  Includes 5,755 stock options that have vested or will vest within 60 days after November 1, 2011.

(12)	Includes 11,568 shares of common stock held in a living trust. Includes 8,633 stock options that have vested or will vest within 60 days after November 1, 2011.
(13)
Includes 7,574 shares of common stock held in the Kaiser Bank employee stock ownership plan, 3,977 shares of common stock held in the Kaiser Federal Bank 401(k) Plan and 1,438 shares held in an IRA for Mr. Luton. Includes 34,531 stock options that have vested or will vest within 60 days after November 1, 2011.

(14)
Includes 2,801 shares of common stock held in Kaiser Federal Bank employee stock ownership plan and 1,150 shares of common stock held in the Kaiser Federal Bank 401(k) Plan. Includes 2,158 stock options that have vested or will vest within 60 days after November 1, 2011.

(15)
Includes 15,823 shares of common stock held in the Kaiser Federal Bank employee stock ownership plan. Includes 20,142 stock options that have invested or will vest within 60 days after November 1, 2011.

(16)
Includes 843 shares of common stock held by Ms. Thompson’s spouse, 6,042 shares of common stock held in a trust for Ms. Thompson, 13,684 shares of common stock held in the Kaiser Federal Bank employee stock ownership plan and 9,552 shares of common stock held in the Kaiser Federal Bank 401(k) Plan. Includes 20,142 stock options that have vested or will vest within 60 days after November 1, 2011.

The Business Background of Kaiser Federal Financial Group, Inc.’s Directors and Executive Officers

The board believes that the many years of service that many of our directors have at Kaiser Federal Financial Group, Inc. and Kaiser Federal Bank is an important qualification for service on our board.  This service has given them extensive knowledge of the banking business and of Kaiser Federal Financial Group, Inc.  Furthermore, their service on our board committees, especially in the areas of audit, compensation and corporate governance, is critical to their ability to oversee the management of Kaiser Federal Bank by our executive officers.  Each outside director brings special skills, experience and expertise to the board as a result of his or her other business activities and associations.  The business experience of each of our directors for at least the past five years and the experience, qualifications, attributes, skills and areas of expertise of each director that further supports his or her service as a director are set forth below.  Unless otherwise indicated, each director has held his or her current position for at least the past five years.

Nominees

John H. Cochrane. Mr. Cochrane serves as President and Chief Executive Officer of be.group, formerly known as Southern California Presbyterian Homes, one of the nation’s largest nonprofit organizations dedicated to providing quality housing, health and support services for older adults of all faiths.  Prior to joining be.group in August 2009, he served as Chief Operating Officer from December 2006 to July 2009 at Lifespace Communities, a nonprofit operator of senior living communities located throughout the Midwest and Florida.  Mr. Cochrane is a graduate of Northwestern University School of Law in Chicago and practiced law in the areas of real estate and finance before working in senior housing.  He brings general management, legal, risk management and brand development skills to his service on the board.

Donald R. Voss. Mr. Voss is an elected Councilmember of the City of La Cañada Flintridge, California.  He became a member of the City Council in 2006 following five years service as City Treasurer.  Previously, Mr. Voss held a variety of positions in a 25 year career with First Interstate Bank, culminating as an Executive Vice President and Manager of the U.S. Banking Division.  Much of his banking experience was with domestic and international financial institutions.  He brings general business, financial, credit and risk management, treasury management, and governance skills, which will be of importance to his service on our board.

Directors Continuing in Office

James L. Breeden. Mr. Breeden has served as Chairman of the Board of Directors since November 2000. He is a retired hospital administrator for the Kaiser Foundation Hospitals where he worked for 27 years.  His management and business experience in hospital administration bring unique knowledge and skills directly related to our Kaiser Permanente affiliated customers that are beneficial to his service on the board, Executive Committee and the Audit Committee.

Giovani O. Dacumos. Mr. Dacumos was appointed to the Board of Directors in April 2010. Mr. Dacumos has served as Director of Systems for the Department of Building and Safety of the City of Los Angeles since 2009 and has been with the department since 1999.  He brings general business and financial skills, including a deep understanding of information technology, which is valuable to his service on our board, IT Steering Committee and the Audit Committee.

Michael J. Sacher.  Mr. Sacher was appointed to the Board of Directors in October 2008.  He has spent the past 30 years in public accounting, specializing in the financial institutions sector.  From August 2001 through July 2008, he served as a partner in the Credit Union Division with McGladrey & Pullen, LLP which served as the former registered public accounting firm of K-Fed Bancorp until 2004.  Mr. Sacher resigned his partnership with McGladrey & Pullen to start a consulting firm providing services to the financial institutions sector. He is licensed as a certified public accountant in the State of California.  He brings specific business, financial, risk management, audit and accounting skills related to financial institutions, which are important to his service on our board, Executive Committee and the Audit Committee.

Robert C. Steinbach. Mr. Steinbach has been employed by the City of Los Angeles Department of Building and Safety since January 1985 where he currently serves as an Assistant General Manger and Chief of the Inspection Bureau of over 350 employees, including all emergency response activities.  He has served as Mayor and as City Council Member for the City of Lomita from 2000 – 2004 as well as six years as Chairman of the Planning and Community Development Advisory Boards. He brings general business, construction development, governmental relations, public / private sector relations, financial and risk management skills, including knowledge of compensation matters, to his service on our board, Executive Committee and the Compensation Committee.

Laura G. Weisshar. Ms. Weisshar has been employed by the Kaiser Foundation Health Plan since 1992, serving in a number of management positions until her appointment in 2002 as the Vice President and Controller of the Kaiser Permanente Southern California Region.  In 2010, Ms. Weisshar was promoted to the national position of Vice President of Finance for Community Benefit, Research and Health Policy. Ms. Weisshar is licensed as a certified public accountant in the State of California.  Her experience brings unique knowledge and skills related to the Kaiser Permanente affiliated customers and as well as general business, financial, audit and accounting skills, which are important to her service on our board and the Audit Committee.

Directors Not Continuing in Office

Diana L. Peterson-More. Ms. Peterson-More joined the Board of Directors in May 2010.  Ms. Peterson-More is the president of the Organizational Effectiveness Group, an organizational development and human resources consulting firm founded in 1996. Previously she served in a number of executive positions at Southern California Edison (where she was elected and served as Corporate Secretary at SCECorp and its chief subsidiary Southern California Edison Company) and The Times Mirror Company, where she headed the human resources department, covering 58,000 employees.  Ms. Peterson-More is licensed to practice law in the State of California, and developed a recognized expertise as a management labor lawyer.  She brings general business, financial, risk management, legal and corporate governance skills, including a proficiency in compensation matters, which is important to her service on our Compensation Committee.

Rita H. Zwern. Ms. Zwern has served as secretary of Kaiser Federal Financial Group, Inc. since its formation in July 2003.  She was employed by Kaiser Foundation Health Plan since 1984 until her retirement as manager of State Programs in 2011.  Her management and business experience in the administration of Kaiser Foundation Health Plan’s state programs bring unique knowledge and skills to her service on the board and the Compensation Committee.  Effective at this year’s annual meeting, Ms. Zwern will be appointed a director emeritus of Kaiser Federal Bank.

Executive Officers Who are Not Directors

Dustin Luton. Mr. Luton was appointed President and Chief Executive Officer of Kaiser Federal Financial Group, Inc. and of Kaiser Federal Bank effective July 1, 2011. Mr. Luton served as Chief Financial Officer for Kaiser Federal Bank from November 2006 until his appointment as the Chief Operating Officer in July 2009 and was given the additional position as President of the Bank in February 2011. He served as Chief Financial Officer of Kaiser Federal Financial Group, Inc. since November 2006 until his appointment as President and Chief Executive Officer. Previously, he was the Partner-in-Charge of the Southern California office of the National Credit Union Division of the accounting firm, McGladrey & Pullen, LLP. He was employed by McGladrey & Pullen, LLP beginning in 2000 and was responsible for supervising the professional staff and professional services provided to clients in the Southern California region.

Jean M. Carandang. Ms. Carandang was appointed Chief Financial Officer of Kaiser Federal Financial Group, Inc. on July 1, 2011. Ms. Carandang joined the Bank in December 2008 as Vice President of Finance and was appointed Chief Financial Officer of Kaiser Federal Bank in July 2009. She was formerly Senior Vice President, Controller of PFF Bank & Trust from 2005 until 2008 and also served as Corporate Controller and Risk Officer at Quaker City Bank from 1993 until 2005.

Nancy J. Huber.  Ms. Huber joined Kaiser Federal Bank in 1992 and has served as the Chief Credit Officer since 1999. In this role, she is responsible for all credit related functions including retail loan originations, income property lending, loan servicing, credit administration, lending compliance, and loss mitigation including collections, special asset monitoring, and problem asset disposition. From 2002-2010, Ms. Huber was Kaiser Federal Bank’s Community Reinvestment Act Officer.

Jeanne R. Thompson. Ms. Thompson has served as Chief Administrative Officer since 2009.  From 2001 until 2009, she served as Chief Operating Officer of Kaiser Federal Bank.  She served as senior vice president for branch operations of Indy Mac Bank from 2000 to 2001 upon the acquisition of First Federal Savings and Loan Association of San Gabriel Valley, where she served from 1985 to 2000.

Board Independence

The Board of Directors consists of a majority of “independent directors” within the meaning of the Nasdaq corporate governance listing standards. The Board of Directors has determined that directors Breeden, Dacumos, Peterson-More, Sacher, Steinbach, Weisshar and Zwern and nominees John H. Cochrane and Donald R. Voss are each “independent” within the meaning of the Nasdaq corporate governance listing standards. There were no transactions between the members of the Board of Directors and Kaiser Federal Financial Group, Inc. that we considered in determining the independence of a director, except those stated in “Transactions with Certain Related Persons.”  The Board of Directors has adopted a policy that the independent directors of the board shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings.

Board Leadership Structure and Risk Oversight

            Our Board of Directors is chaired by James L. Breeden, who is a non-executive director. This structure ensures a greater role for the independent directors in the oversight of the Kaiser Federal Financial Group, Inc. and Kaiser Federal Bank and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

The Board of Directors is actively involved in oversight of risks that could affect Kaiser Federal Financial Group, Inc. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Kaiser Federal Financial Group, Inc.  Risks relating to the direct operations of Kaiser Federal Bank are further overseen by the Board of Directors of Kaiser Federal Bank, who are the same individuals who serve on the Board of Directors of Kaiser Federal Financial Group, Inc.  The Board of Directors of Kaiser Federal Bank also has additional committees that conduct risk oversight separate from Kaiser Federal Financial Group, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Meetings and Committees of the Board of Directors

Our business is conducted at regular and special meetings of the full Board of Directors and its standing committees. The standing committees consist of the executive, audit, compensation and governance/nominating committees. During the fiscal year ended June 30, 2011, the Board of Directors of Kaiser Federal Financial Group, Inc. held four regular meetings and one special meeting and the Board of Directors of Kaiser Federal Bank held 12 regular meetings and no special meetings. No director attended fewer than 75% in the aggregate of the total number of board meetings held and the total number of committee meetings on which he or she served during fiscal 2011.

Executive Committee. The executive committee consists of directors Breeden, who serves as Chairman, Sacher and Steinbach. The executive committee meets as needed. The executive committee is generally authorized to act on behalf of the full Board of Directors when certain business matters require prompt action.  The executive committee met four times during the fiscal year ended June 30, 2011.

Audit Committee. The audit committee consists of directors Sacher, who serves as Chairman, Breeden, Dacumos and Weisshar. The audit committee meets with the independent registered public accounting firm at least on a quarterly basis to discuss the results of operations and on an annual basis to review the results of the annual audit and other related matters. Each member of the audit committee is “independent” as defined in the Nasdaq corporate governance listing standards and Rule 10A-3 of the Securities and Exchange Commission. The Board of Directors has determined that directors Sacher and Weisshar qualify as “audit committee financial experts” as that term is used in the rules and regulations of the Securities and Exchange Commission. The audit committee charter is available on Kaiser Federal Financial Group, Inc.’s website at www.kffg.com. The audit committee met five times during the fiscal year ended June 30, 2011.

Compensation Committee. The compensation committee is responsible for recommending to the full board the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, approving benefit programs, establishing compensation of the Board of Directors and other matters of personnel policy and practice of Kaiser Federal Bank. The compensation committee of Kaiser Federal Financial Group, Inc. is comprised of directors Steinbach, who serves as Chairman, Peterson-More, and Zwern. Each member of the compensation committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. The report of the compensation committee is included elsewhere in this proxy statement. Our Board of Directors has adopted a written charter for the compensation committee, which is available on Kaiser Federal Financial Group, Inc.’s website at www.kffg.com. The compensation committee met eight times during the fiscal year ended June 30, 2011.

The role of the compensation committee is to review annually the compensation levels of the executive officers and recommend compensation changes to the Board of Directors. The compensation committee is composed entirely of outside, non-employee directors. It is intended that the executive compensation program will enable us to attract, motivate and retain talented executive officers who are capable of achieving our growth strategy and enhancing long-term stockholder value. The compensation committee has adopted a compensation philosophy that seeks to provide competitive, performance-based compensation strongly aligned with the financial and stock performance of Kaiser Federal Financial Group, Inc. The key elements of our compensation program for executives are: base salary, annual incentive compensation and stock based award compensation. For a discussion of how the compensation committee evaluates compensation components in making its decisions, see “Compensation Discussion and Analysis.”

Governance/Nominating Committee. The governance/nominating committee consists of directors Sacher, who serves as Chairman, Breeden, Dacumos, Steinbach and Weisshar.  Each member of the governance/nominating committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. The Board of Directors has adopted a written charter for the governance/nominating committee, which is available on Kaiser Federal Financial Group, Inc.’s website at www.kffg.com. The governance/nominating committee met one time during the fiscal year ended June 30, 2011.  The functions of the governance/nominating committee include the following:

●	leading the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval;

●
developing and recommending to the Board of Directors other specific criteria not specified in its charter for the selection of individuals to be considered for election or re-election to the Board of Directors;

●	adopting procedures for the submission of recommendations by stockholders for nominees for the Board of Directors; and

●	annually reviewing the adequacy of its charter and recommending any proposed changes to the Board of Directors.

The governance/nominating committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. In addition, the governance/nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees. Although the governance/nominating committee and the Board do not have a formal policy with regard to the consideration of diversity in identifying  director nominees, the governance/nominating committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

●	the highest personal and professional ethics and integrity and whose values are compatible with our values;

●	experience and achievements that have given them the ability to exercise and develop good business judgment;

●	a willingness to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

●	a familiarity with the communities in which we operate and/or are actively engaged in community activities;

●	involvement in other activities or interests that do not create a conflict with their responsibilities to us and our stockholders; and

●	the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The governance/nominating committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards.

Procedures for the Nomination of Directors by Stockholders. The governance/nominating committee has adopted procedures for the submission of recommendations for director nominees by our stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the governance/nominating committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to the chairman of the governance/nominating committee at 1359 North Grand Avenue, Covina, California 91724. The chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of our proxy materials for the preceding year’s annual meeting. The submission must include the following information:

●	a statement that the writer is a stockholder and is proposing a candidate for consideration by the governance/nominating committee;

●
the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

●
the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

●	a statement of the candidate’s business and educational experience;

●	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Regulation 14A of the Securities Exchange Act of 1934;

●	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Kaiser Federal Financial Group, Inc. or its affiliates;

●	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

●	a statement of the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of our stockholders must comply with the procedural and informational requirements described in our bylaws.

Stockholder Communications with the Board of Directors. A stockholder who wants to communicate with the Board of Directors or with any individual director can write to Kaiser Federal Financial Group, Inc. at 1359 North Grand Avenue, Covina, California 91724, Attention: Chairman of the Governance/Nominating Committee. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

●	forward the communication to the director or directors to whom it is addressed;

●
attempt to handle the inquiry directly, or forward the communication for response by another employee. For example, a request for information about us as a stock-related matter may be forwarded to our stockholder relations officer; or

●	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board of Directors meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Code of Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees, and a Code of Ethics for the Chief Executive Officer and senior financial officers of Kaiser Federal Financial Group, Inc.  The codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. The codes are available on Kaiser Federal Financial Group, Inc.’s website at www.kffg.com. Amendments to and waivers from the Code of Ethics will also be disclosed on Kaiser Federal Financial Group, Inc.’s website.

Attendance at Annual Meetings of Stockholders

Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend our annual meetings. All of our current directors attended the prior year’s annual meeting of stockholders.

Audit Committee Report

The audit committee operates under a written charter adopted by the Board of Directors. The audit committee has issued a report which states that it has:

●	reviewed and discussed with management and our independent registered public accounting firm, our audited consolidated financial statements for the fiscal year ended June 30, 2011;

●	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

●
received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm their independence from us.

Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2011 and to be filed with the Securities and Exchange Commission. In addition, the audit committee approved the appointment of Crowe Horwath LLP as the independent registered public accounting firm for us for the fiscal year ending June 30, 2012, subject to the ratification of this appointment by our stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this report by reference, and shall not otherwise be deemed filed with the Securities and Exchange Commission.

This report has been provided by the audit committee.
Michael J. Sacher, Chairman
James L. Breeden
Giovani O. Dacumos
Laura G. Weisshar

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. Our officers and directors and beneficial owners of greater than 10% of our common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure in a company’s annual proxy statement of the failure of an officer, director or greater than 10% beneficial owner of the common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of such ownership reports, no officer, director or 10% beneficial owner of our common stock failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 2011.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee determines the salaries to be paid each year to the Chief Executive Officer of Kaiser Federal Financial Group, Inc. and those executive officers who report directly to the Chief Executive Officer.  None of the members of the Compensation Committee was an officer or employee of Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank during the fiscal year ended June 30, 2011, or is a former officer of Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank.

During the fiscal year ended June 30, 2011, (i) no executive of Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of Kaiser Federal Financial Group, Inc.; (ii) no executive officer of Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank served as a director of another entity, one of whose executive officers served on the Compensation Committee of Kaiser Federal Financial Group, Inc.; and (iii) no executive officer of Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank.

Compensation Discussion and Analysis

Compensation Objectives.  We believe the most effective executive compensation program is one that is aligned with achievement of our long-term strategic goals and we intend for our compensation program to align executives’ interests with those of the stockholders by rewarding performance for implementing our various strategies with the ultimate objective of improving stockholder value.  We evaluate both performance and compensation to ensure that we maintain our ability to attract and retain employees in key positions and to ensure that compensation provided to key employees keeps these employees focused on value creation.  Accordingly, the objectives of our compensation program are as follows:

●
Meeting the Demands of the Market – Our goal is to compensate our employees at competitive levels that position us as the employer of choice among our peers who provide similar financial services in the markets we serve.

●
Aligning with Stockholders – We use equity compensation as a key component of our compensation mix to develop a culture of ownership among our key personnel and to align their individual financial interests with the interests of our stockholders.

●	Driving Performance – We will base compensation in part on the attainment of company-wide, business unit and individual targets that return positive results to our bottom line.

●	Reflecting our Business Philosophy – Our approach to compensation reflects our values and the way we do business in the communities we serve.

This discussion is focused specifically on the compensation of the following executive officers, each of whom is named in the Summary Compensation Table which appears later in this section.  These five executives are referred to in this discussion as “named executive officers.”

Name	Title
Kay M. Hoveland	President and Chief Executive Officer of Kaiser Federal Financial Group, Inc. and Chief Executive Officer of Kaiser Federal Bank

Dustin Luton	Chief Financial Officer of Kaiser Federal Financial Group, Inc. and President and Chief Operating Officer of Kaiser Federal Bank

Jean M. Carandang	Chief Financial Officer of Kaiser Federal Bank

Nancy J. Huber	Chief Credit Officer of Kaiser Federal Bank

Jeanne R. Thompson	Chief Administrative Officer of Kaiser Federal Bank

Effective July 1, 2011, Ms. Hoveland retired from her positions as Chief Executive Officer and director of Kaiser Federal Bank as well as President and Chief Executive Officer and director of Kaiser Federal Financial Group, Inc.  The Board of Directors appointed Mr. Luton to succeed Ms. Hoveland as the Chief Executive Officer of the Bank and President and Chief Executive Officer of Kaiser Federal Financial Group, Inc. effective July 1, 2011.  In addition, the Board of Directors appointed Ms. Carandang to succeed Mr. Luton as Chief Financial Officer of Kaiser Federal Financial Group, Inc., effective July 1, 2011.

Role of the Compensation Committee.  Our Compensation Committee has a significant role in helping us achieve our compensation objectives.  The Compensation Committee is responsible for all compensation and benefit matters relating to the named executive officers, including the evaluation and compensation of our Chief Executive Officer.  The Compensation Committee regularly evaluates and approves all compensation practices applicable to the named executive officers, including our Chief Executive Officer.  The Chief Executive Officer evaluates the performance of the other named executive officers and recommends to the Compensation Committee the named executive officers’ compensation levels for approval.

Market Comparisons.  In determining the compensation program for our named executive officers, the Compensation Committee engaged McLagen, a compensation consulting firm specializing in the banking industry, to conduct a total compensation review for its top executive officers.  As part of this process, the Compensation Committee selected a peer group of 19 public banks based on geographic location, asset size and performance.  The Compensation Committee reviewed compensation data derived from public filings of these publicly traded financial institutions.  Based on such market comparison information, the recommendations of the Chief Executive Officer and the independent analysis of the data performed by the Compensation Committee, the Compensation Committee determined the various components and levels of compensation for our named executive officers.  Following the completion of the 2011 fiscal year, the Compensation Committee adopted a compensation philosophy to provide overarching guidance for establishing and managing all elements of executive compensation.  The Compensation Committee targets base salary for each named executive officer at the 50th to 60th percentiles of Kaiser Federal Financial Group, Inc.’s peer group, total annual compensation at the 50th to 75th percentiles of Kaiser Federal Financial Group, Inc.’s peer group for target level performance; and the 75th to 90th percentiles of Kaiser Federal Financial Group, Inc.’s peer group for maximum level performance.

The peer group was created based on the following criteria:

●	Publicly traded financial institutions.
●	Locations in the states of California, Oregon and Washington.
●	$500 Million - $1.6 Billion in assets.
●	Comparable business model and performance results.

The peer group was as follows:

● First California Financial Group	● Heritage Financial Corp.
● Provident Financial Holdings	● Sierra Bancorp
● Pacific Continental Corp.	● Bank of Marin Bancorp
● Pacific Mercantile Bancorp	● Bridge Capital Holdings
● Heritage Oaks Bancorp	● Bank of Commerce Holdings
● First PacTrust Bancorp, Inc.	● Riverview Bancorp, Inc.
● Pacific Premier Bancorp	● Central Valley Community Bancorp
● California United Bank	● First Northern Community Bancorp
● FNB Bancorp	● Community West Bancshares
● American River Bankshares

Compensation Program.  We provide what we consider to be a competitive compensation package for the named executive officers, comprised of a base salary, an annual incentive plan, a stock option plan, a recognition and retention plan for restricted stock awards, an employee stock ownership plan, a 401(k) Plan, and a deferred compensation program, as well as health and welfare benefits.  See “Executive Compensation—Benefit Plans” and “Executive Compensation—Tax Qualified Benefit Plans” for further details.  These benefits are provided to our named executive officers in order to attract and retain these highly qualified individuals for the benefit of all of our stockholders and are considered by the Compensation Committee to be reasonable when compared to industry averages.  The Compensation Committee seeks to create what it believes is the best mix of base salary, annual cash incentives, and equity compensation in delivering the named executive officers’ total cash compensation. The compensation program is also designed to encourage and reward executives for achieving and maintaining high levels of performance.

The Compensation Committee reviewed compensation for the year ended June 30, 2011 for the named executive officers relative to the competitive market and relative to results delivered on established objectives and performance criteria.  The Compensation Committee concluded that the named executive officers’ compensation was consistent with market practice and was based on reasonable performance.

Base Salary. It is our philosophy to maintain base salaries at levels comparable to the salaries paid by similar organizations. In establishing base salaries, we take into account each named executive officer’s ability and experience as well as past and potential performance.  On an annual basis, each named executive officer is evaluated and his or her base salary may be adjusted, based on market data and the above factors.  The Compensation Committee set the base salaries for Ms. Hoveland, Mr. Luton, Ms. Carandang, Ms. Huber and Ms. Thompson at $364,000, $275,000, $180,000, $175,000, and $155,000, respectively, for the 2011 fiscal year.  For the 2012 fiscal year, the Compensation Committee increased the base salaries of Mr. Luton, Ms. Carandang, Ms. Huber and Ms. Thompson to $325,000, $187,200, $182,000 and $161,200, respectively, based on the named executive officer’s individual qualifications, experience and performance and the value of his or her service to the organization.  Each named executive officer’s 2012 base salary was in the range of the 50th to the 60th percentile of Kaiser Federal Financial Group, Inc.’s peer group with respect to his or her executive position.

            Annual Cash Incentives.  The Annual Incentive Plan was adopted in order to link potential payments with our stockholders’ interests, and is an integral part of the named executive officers’ total compensation package that recognizes their annual contribution to our success. The Annual Incentive Plan also rewards the named executive officers who are directly responsible for the high performance of Kaiser Federal Financial Group, Inc. and Kaiser Federal Bank.  The Annual Incentive Plan is designed to: (1) support a business change to community-based banking; (2) support a culture change to pay-for-performance; (3) focus the executive team on annual goals to meet long-term goals; (4) reward executives for their contributions; and (5) align compensation with the goals of the organization and marketplace practices.  The award is achieved only if Kaiser Federal Bank achieves a minimum return on average assets (ROA) which is set at the beginning of each plan year.  ROA was established as the performance metric for the plan since ROA is a commonly used metric to determine the performance of a financial institution. If our ROA goal is achieved, each individual executive must also achieve certain personal performance objectives set by the Chief Executive Officer or the Board of Directors. Personal performance objectives vary and are tailored to the job responsibilities of each individual executive.  However, one of these objectives must address expense management.  The Chief Executive Officer of Kaiser Federal Bank and the President of Kaiser Federal Bank are eligible to receive an amount up to 30% of their annual base salary and the remaining named executive officers are eligible to receive amounts up to 20% of their annual base salaries under this plan. In addition, the dollar amount of an award may be further increased over such maximums up to an additional 20% of the award to recognize achievement significantly in excess of performance objectives.  For the 2011 plan year, the performance metric for ROA was set at 0.63%, which was achieved by Kaiser Federal Bank.  As a result, Mr. Luton, Ms. Carandang, Ms. Huber, and Ms. Thompson each received a payment under the Annual Incentive Plan equal to $66,458, $36,000, $35,000 and $31,000, respectively.

On July 26, 2011, Kaiser Federal Bank adopted a new Annual Incentive Plan.  The plan will provide annual incentive awards to participants based on overall company-wide, department and/or individual performance goals as established annually by the Compensation Committee.  The company-wide performance goals will be based on Kaiser Federal Bank’s success as measured by criteria determined by the Compensation Committee, with input from the Chief Executive Officer which will be determined by using performance history, peer data, market data and management’s judgment based on previous experience and projected market conditions.  The department and/or individual performance goals will be based on the department and/or participant’s individual success as measured against predetermined goals.  The terms of the plan are substantially similar to our prior Annual Incentive Plan except that participants who are “named executive officers” (as determined by the Compensation Committee) will be required to defer 30% of any incentive award earned during the plan year.  The deferred amount will be payable in two installments, with the first installment to be paid within two and one-half (2.5) months following the end of the first anniversary date following the end of the plan year, and second installment payment to be paid within two and one-half (2.5) months following the end of the second anniversary date following the end of the plan year.  Payments of the deferred amounts to the participants will be subject to certain performance requirements that must be satisfied by Kaiser Federal Bank and/or the participant during such deferral period.  In addition, incentive awards that are payable to participants who are named executive officers will be subject to clawback if the incentive awards were determined based on any materially inaccurate financial information or if the participants’ activities within the plan year, and for one year thereafter, pose material risk to Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank.  We believe that requiring a named executive officer to defer a portion of his or her incentive compensation earned under the plan and having a clawback feature makes the plan more sensitive to risk.

Equity Compensation.  The Compensation Committee uses the award of stock options and restricted stock under the 2004 Stock Option Plan and the 2004 Recognition and Retention Plan to align the interests of the named executive officers with those of our stockholders. At the annual meeting of stockholders in 2004, stockholders approved the 2004 Stock Option Plan and 2004 Recognition and Retention Plan.  Ms. Hoveland, Ms. Huber, and Ms. Thompson received both stock options and restricted stock awards from the Compensation Committee under each of those equity compensation plans during 2004.  Mr. Luton received stock options and restricted stock awards when he became Chief Financial Officer of K-Fed Bancorp in November 2006.  Ms. Carandang received restricted stock awards when she became Chief Financial Officer of Kaiser Federal Bank in July 2009.  In January 2009, all of the named executive officers were granted stock options.  In June 2011, all of the named executive officers, except Ms. Hoveland who was retiring, were granted restricted stock awards.  Also, Mr. Luton upon announcement of his promotion to President and Chief Executive Officer was granted stock options.  Both the stock options and the restricted stock awards vest at a rate of 20% per year, over five years, commencing on the first anniversary of the grant date. The Compensation Committee believes that the five-year vesting of stock options and restricted stock awards applicable to these grants will focus senior management on long-term performance and stock appreciation, which will align their interests with our stockholders.

Information regarding the outstanding stock option grants and unvested recognition and retention plan awards is included in the section titled “Executive Compensation — Outstanding Equity Awards at Year End.”

Other Benefit Plans.  The Compensation Committee annually reviews the expense and appropriateness of all benefit plans for the named executive officers and all other employees. The benefit plans include a tax-qualified 401(k) plan and employee stock ownership plan, a non-qualified deferred compensation plan and other benefit plans such as medical, dental, life and disability insurance.

The named executive officers are eligible to participate in a 401(k) plan, which includes the right to receive a matching contribution from Kaiser Federal Bank of up to 50% of the participant’s eligible contributions, not to exceed 10% of the participant’s salary.  The matching contribution and the investment options available to the named executive officers are identical to those available to all other participants.

Under the terms of our employee stock ownership plan, all employees, including our named executive officers, who have attained age 21 and have completed 12 months of service during which they have worked at least 1,000 hours are eligible to participate in the employee stock ownership plan.  Allocations under the employee stock ownership plan are based upon each participant’s eligible compensation, up to $245,000, in relation to all other participants.

Our named executive officers are eligible to participate in the Amended and Restated Kaiser Federal Bank 2005 Executive Nonqualified Retirement Plan, which is a non-qualified deferred compensation plan that allows them to defer a portion of their compensation earned during the plan year. At our discretion, we have the ability to match the elective deferrals of the participants.  However, we have not made any matching contributions to this plan since the plan’s inception.

Employment Agreements.  The Board of Directors approved the employment agreements for Ms. Hoveland, Mr. Luton, Ms. Carandang, Ms. Huber, and Ms. Thompson. The employment agreements are designed to give us the ability to retain the services of the named executive officers while reducing, to the extent possible, unnecessary disruptions to Kaiser Federal Bank’s business operations.  The Compensation Committee believes that the employment agreements are consistent with industry practices and desirable for retaining executive talent, and will provide stability among our senior management team.

Tax and Accounting Implications.  In consultation with our advisors, we evaluate the tax and accounting treatment of our compensation program at the time of adoption and on an annual basis to ensure that we understand the financial impact of the program.  Our analysis includes a detailed review of recently adopted and pending changes in tax and accounting requirements.  As part of our review, we consider modifications and/or alternatives to existing programs to take advantage of favorable changes in the tax or accounting environment or to avoid adverse consequences.  To preserve maximum flexibility in the design and implementation of our compensation program, we have not adopted a formal policy that requires all compensation to be tax deductible.  However, to the greatest extent possible, it is our intent to structure our compensation program in a tax efficient manner.

Risk Management.  The Compensation Committee believes that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on Kaiser Federal Financial Group, Inc. and Kaiser Federal Bank. In addition, the Compensation Committee believes that the mix and design of the elements of our executive compensation does not encourage management to assume excessive risks.

The Compensation Committee regularly reviews our incentive-based plans to ensure that controls are in place so that our employees are not presented with the opportunities to take unnecessary and excessive risks that could threaten the value of Kaiser Federal Financial Group, Inc. and Kaiser Federal Bank.  With respect to the Annual Incentive Plan, the Compensation Committee reviews and approves individual performance objectives that determine the bonus payments to be made thereunder, and payments are contingent upon Kaiser Federal Bank’s satisfaction of the ROA performance metric that is established at the beginning of the plan year.  Finally, our employee stock ownership plan and stock-based incentives plans have put more stock into the hands of our employees which will align their interests with those of our stockholders, and in turn will contribute to long-term stockholder value and decrease the likelihood that they would take excessive risks that could threaten the value of their common stock received under each plan.

Report of the Compensation Committee on Executive Compensation

The Compensation Committee has reviewed and discussed the section entitled “Compensation Discussion and Analysis” with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this report by reference, and shall not otherwise be deemed filed with the Securities and Exchange Commission.

This report has been provided by the Compensation Committee

Robert C. Steinbach, Chairman
Diana L. Peterson-More
Rita H. Zwern

Executive Compensation

Summary Compensation Table. The following table sets forth, for the years ended June 30, 2011, 2010 and 2009, certain information as to the total compensation paid to Ms. Hoveland, who served as President and Chief Executive Officer of Kaiser Federal Financial Group, Inc. and Chief Executive Officer of Kaiser Federal Bank, Mr. Luton, who served as Chief Financial Officer of Kaiser Federal Financial Group, Inc. and President and Chief Operating Officer of Kaiser Federal Bank, and to the three other most highly compensated executive officers of Kaiser Federal Financial Group, Inc. and its subsidiaries.  Each of the individuals listed in the table below is referred to as a “named executive officer.”

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Stock Awards ($)(1)	Non-equity incentive plan compensation ($)(2)	All other compensation ($)(3)	Total ($)

Kay M. Hoveland,(4)	2011	378,000	—	—	—	—	57,930	435,930
President and Chief Executive	2010	364,000	—	—	—	—	55,547	419,547
Officer of Kaiser Federal Financial	2009	363,408	—	33,250	—	109,200	59,091	564,949
Group, Inc. and Chief Executive
Officer of Kaiser Federal Bank

Dustin Luton,(4)	2011	285,577	—	26,800	24,600	66,458	38,674	442,109
Chief Financial Officer of Kaiser	2010	273,487	—	—	—	—	36,554	310,041
Federal Financial Group, Inc. and	2009	235,316	—	26,600	—	56,559	37,638	301,360
President and Chief Operating
Officer of Kaiser Federal Bank

Jean M. Carandang,(4), (5)	2011	190,467	—	—	24,600	36,000	35,949	287,016
Chief Financial Officer of	2010	173,007	30,000	—	—	—	16,213	219,220
Kaiser Federal Bank	2009	77,114	—	9,975	94,400	8,417	—	189,906

Nancy J. Huber,	2011	186,036	—	—	24,600	35,000	29,411	275,047
Chief Credit Officer of Kaiser	2010	177,366	30,000	—	—	—	21,295	228,661
Federal Bank	2009	169,770	—	19,950	—	38,563	25,073	253,356

Jeanne R. Thompson,	2011	163,643	—	—	24,600	31,000	29,303	248,546
Chief Administrative Officer of	2010	154,737	15,000	—	—	—	23,559	193,296
Kaiser Federal Bank	2009	148,839	—	19,950	—	14,960	24,224	207,973

(1)
Represents the grant date fair value of stock options and restricted stock received by the named executive officers under the 2004 Stock Option Plan and the 2004 Recognition and Retention Plan.  The grant date fair value has been computed in accordance with the stock-based compensation accounting rules (FASB ASC Topic 718, formerly SFAS 123R).  A discussion of the assumptions used in calculating the award values may be found at Note 12 of our notes to our consolidated financial statements.

(2)
All cash incentive plan awards are reported for the fiscal year for which they were earned pursuant to the Annual Incentive Plan.  These awards are traditionally paid during the first quarter of the following fiscal year.

(3)
The amounts in this column reflect the various benefits and payments received by the applicable named executive officer.  A break-down of the various elements of compensation in this column is set forth in the table provided below for the year ended June 30, 2011.

(4)
Ms. Hoveland retired as President and Chief Executive Officer effective on July 1, 2011.  Mr. Luton and Ms. Carandang were promoted to President and Chief Executive Officer of Kaiser Federal Financial Group, Inc. and Kaiser Federal Bank and Chief Financial Officer of Kaiser Federal Financial Group, Inc., respectively, on July 1, 2011.

(5)	Ms. Carandang joined Kaiser Federal Bank effective December 8, 2008.

All Other Compensation
Name	Year	Perquisites ($)(1)	Employer Contributions to 401(k) Plan ($)	RRP Dividends ($)(2)	ESOP Allocation ($)	Directors Fees ($)(3)	Total ($)

Kay M. Hoveland	2011	—	8,250	—	27,180	22,500	57,930
Dustin Luton	2011	—	10,154	1,340	27,180	—	38,674
Jean M. Carandang	2011	—	7,696	1,801	26,452	—	35,949
Nancy J. Huber	2011	—	3,503	—	25,908	—	29,411
Jeanne R. Thompson	2011	—	7,765	—	21,538	—	29,303

(1)	For the year ended June 30, 2011, no named executive officer received perquisites or personal benefits which exceeded $10,000.
(2)	Represents dividends on unearned restricted stock awards granted pursuant to the 2004 Recognition and Retention Plan.
(3)	Ms. Hoveland, our President and Chief Executive Officer, is also a director.

Grants of Plan-Based Awards.  The following table provides information for the year ended June 30, 2011 as to grants of plan-based awards for our named executive officers.

Grants of Plan-Based Awards For the Year Ended June 30, 2011
		Estimated future payouts under Non- equity incentive plan awards			All other stock awards: number of shares of stock or units (#)(2)	All other option awards: number of securities underlying options (#)(3)	Exercise or base price of option awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Dates	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)

Kay M. Hoveland	7/1/2010	—	109,200	131,040	—	—	—	—

Dustin Luton	7/1/2010	—	66,458	79,750	—	—	—	—
	6/28/2011	—	—	—	2,000	8,000	12.30	51,400

Jean M. Carandang	7/1/2010	—	36,000	43,200	—	—	—	—
	6/28/2011	—	—	—	2,000	—	—	24,600

Nancy J. Huber	7/1/2010	—	35,000	42,000	—	—	—	—
	6/28/2011	—	—	—	2,000	—	—	24,600

Jeanne R. Thompson	7/1/2010	—	31,000	37,200	—	—	—	—
	6/28/2011	—	—	—	2,000	—	—	24,600

(1)	Represents threshold, target, and maximum payments achievable under the Annual Incentive Plan, based upon the financial targets to be achieved during the year ended on June 30, 2011.
(2)	Stock awards were issued under the 2004 Recognition and Retention Plan.
(3)	Option awards were issued under the 2004 Stock Option Plan.

Benefit Plans

Employment Agreements.  On November 19, 2010, Kaiser Federal Bank entered into employment agreements with Ms. Hoveland, Mr. Luton, Ms. Carandang, Ms. Huber and Ms. Thompson (referred to below as the “executives” or “executive”).  Each employment agreement has an initial term of two years.  At least 60 days prior to the anniversary date of each agreement, the disinterested members of the Board of Directors of Kaiser Federal Bank must conduct a comprehensive performance evaluation and affirmatively approve any extension of each agreement for an additional year or determine not to extend the term of the agreement.  If the Board of Directors determines not to extend the term, it must notify the executive at least 30 days, but not more than 60 days, prior to such date.  Each agreement will provide for a payment of base salary for 2011 of $364,000, $275,000, $180,000, $175,000, and $155,000, for Ms. Hoveland, Mr. Luton, Ms. Carandang, Ms. Huber and Ms. Thompson, respectively.  Each executive’s base salary will be reviewed at least annually, and may be increased, but not decreased.  In addition to base salary, each agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees.

In the event of the executive’s involuntary termination of employment for reasons other than cause, disability or death, or in the event the executive resigns during the term of his or her agreement for “good reason,” the executive would be entitled to a severance payment equal to one times the executive’s highest annual rate of base salary at any time during the term of the agreement, payable in a single cash lump sum distribution.  In addition, the executive would be entitled, at no expense, to the continuation of substantially comparable life, medical and disability coverage that cease upon the earlier of: (i) the last day of the 12-month period following the executive’s date of termination; or (ii) the date the executive becomes eligible for Medicare coverage.  Finally, the executive would be entitled to receive a lump-sum payment equal to the present value of Kaiser Federal Bank’s contributions that would have been made on his or her behalf to the 401(k) plan and the employee stock ownership plan as if the executive had continued working for Kaiser Federal Bank for a 12-month period following the executive’s date of termination, earning his or her base salary in effect as of the date of termination and as if the executive had made the maximum amount of employee contributions permitted under the 401(k) plan.  For purposes of each agreement, “good reason” is defined as follows: (i) a material reduction in base compensation; (ii) a material reduction in the executive’s duties or responsibilities; (iii) a requirement that the executive reports to a corporate officer other than the President and Chief Executive Officer; (iv) a material reduction in the budget over which the executive has authority; (v) a relocation of the executive’s principal place of employment by more than 50 miles from the location, as of the date of the agreement; or (vi) a material breach of the agreement by Federal Kaiser Bank.  For Ms. Hoveland, “good reason” is defined as the requirement that she reports to a corporate officer instead of the Board of Directors.

If the executive’s involuntary termination of employment or voluntary resignation for “good reason” occurs following a change in control of Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank, the executive would be entitled to a severance payment equal to two times the sum of: (i) the executive’s highest annual rate of base salary at any time during the term of the agreement and (ii) the executive’s highest annual bonus received during the latest two calendar years prior to the termination, payable in a single cash lump sum distribution.  In addition, the executive would be entitled, at no expense, to the continuation of substantially comparable life, medical and disability coverage that cease upon the earlier of: (i) the last day of the 24-month period following the executive’s date of termination; or (ii) the date the executive becomes eligible for Medicare coverage.  Finally, the executive would be entitled to receive a lump-sum payment equal to the present value of Kaiser Federal Bank’s contributions that would have been made on his or her behalf to the 401(k) plan and the employee stock ownership plan as if the executive had continued working for Kaiser Federal Bank for a 24-month period following the executive’s date of termination, earning his or her base salary in effect as of the date of termination and as if the executive had made the maximum amount of employee contributions permitted under the 401(k) plan.

Each agreement provides that for one year following the executive’s termination (other than termination of employment following a change in control), the executive agrees not to compete with Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank within 25 miles of the locations in which Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank has business operations or has filed an application for regulatory approval to establish an office.

On July 1, 2011, Kaiser Federal Bank and Mr. Luton entered into an employment agreement that superseded and replaced his employment agreement as described above.  The parties desired to enter into a new employment agreement as a result of Mr. Luton’s promotion to President and Chief Executive Officer on July 1, 2011.  The terms of Mr. Luton’s new employment agreement are materially consistent with the terms of his employment agreement dated November 19, 2010, except that he is entitled to a base salary of $325,000 per year.

Annual Incentive Plan.  Kaiser Federal Bank sponsors the Annual Incentive Plan (“AIP”) in order to provide financial incentives to a select group of executive officers.  The Board of Directors and the Chief Executive Officer have the authority to select the employees who will participate in the AIP, determine the terms and conditions of the awards, and interpret the AIP.

Under the AIP, the participants are only eligible to receive an award if Kaiser Federal Bank achieves a minimum return on average assets (ROA), which is set at the beginning of each plan year.  For the 2011 fiscal year, the ROA target was 0.63%.  If the ROA target is achieved, a participant is eligible to receive an annual target bonus amount based on the satisfaction of his or her individual performance objectives set by the Chief Executive Officer and the Board of Directors.  Each participant has one to five performance objectives.  One or more of the performance objectives is required to address expense management.  A participant may also be assigned other personal performance objectives addressing non-routine job goals, such as a new initiative or a substantial enhancement to an existing performance standard.  Each performance objective is assigned a percentage weight to reflect its relative importance and/or difficulty, and the sum of the weights must equal 100% of the annual target bonus, such that if the participant fully achieves all of his or her performance objectives, the participant will receive 100% of the annual target bonus.  Ms. Hoveland, as Chief Executive Officer, was eligible to receive an annual target bonus up to 30% of her annual base salary level for 2011.  Mr. Luton, as President of the Bank effective February 3, 2011, was eligible to receive an annual target bonus up to 30% of his base salary level.  Prior to February 3, 2011 Mr. Luton, as Chief Operating Officer was eligible to only receive 20% of his base salary level. As a result, Mr. Luton was eligible to receive a target bonus equal to 24.17%, which represents his pro-rated target bonus level for the entire 2011 fiscal year.  The other named executive officers are eligible to receive an annual target bonus up to 20% of their annual base salary level.  The participant’s annual target bonus may be further increased by up to an additional 20% if the outcome of the participant’s performance objective significantly exceeded all expectations and made a contribution to Kaiser Federal Bank well beyond what was originally envisioned by the Chief Executive Officer, President and the Board of Directors.  For 2011, Mr. Luton’s annual incentive award equaled 24.17% of his 2011 base salary level of $275,000.  Ms. Carandang’s, Ms. Huber’s and Ms. Thompson’s annual incentive award was equal to 20% of their 2011 base salary level of $180,000, $175,000 and $155,000, respectively.  Ms. Hoveland did not receive an annual incentive award for 2011.

Stock Benefit Plans.  Outside directors and key employees of Kaiser Federal Bank, Kaiser Federal Financial Group, Inc. or their affiliates are eligible to participate in and receive awards under the K-Fed Bancorp 2004 Stock Option Plan (“2004 Stock Option Plan”) and the K-Fed Bancorp 2004 Recognition and Retention Plan (“2004 Recognition and Retention Plan”).

Under the 2004 Stock Option Plan, we reserved 409,105 shares of common stock (as adjusted following the completion of our second-step conversion) to be issued pursuant to grants of stock option awards.  A stock option gives the recipient the right to purchase shares of our common stock at a specified price during a specified period of time.  Awards may be granted as either incentive or non-statutory stock options.  Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code.  Only employees are eligible to receive incentive stock options.  Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise either in cash or with common stock that was owned by the recipient.

Under the 2004 Recognition and Retention Plan, we reserved 163,642 shares of common stock (as adjusted following the completion of our second-step conversion) to be issued pursuant to grants of restricted stock awards.

All stock options vest at a rate determined by the Board of Directors at the time the awards are granted to the recipient.  All restricted stock awards must vest at least 20% per year, beginning one year following the date of grant.  However, stock options will fully vest and become immediately exercisable and restricted stock awards will fully vest upon the recipient’s termination of service due to death or disability, or following a change in control of Kaiser Federal Financial Group, Inc.

Outstanding Equity Awards at Year End.  The following table sets forth information with respect to the outstanding equity awards as of June 30, 2011 for the named executive officers.

Outstanding Equity Awards at Year Ended June 30, 2011
Name	Grant Date	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)

Kay M. Hoveland	11/16/2004	71,940	—		20.16	11/16/2014	—		—
	01/30/2009	7,194	10,791	(2)	10.85	01/30/2019	—		—

Dustin Luton	11/15/2006	23,021	5,755	(3)	24.19	11/15/2016	—		—
	11/16/2006	—	—		—	—	2,878	(4)	35,457
	01/30/2009	5,755	8,633	(2)	10.85	01/30/2019	—		—
	06/28/2011	—	8,000	(5)	12.30	06/28/2021	2,000	(6)	24,640

Jean M. Carandang	01/30/2009	2,158	3,237	(2)	10.85	01/30/2019	4,316	(7)	53,173
	06/28/2011	—	—		—	—	2,000	(6)	24,640

Nancy J. Huber	11/16/2004	15,826	—		20.16	11/16/2014	—		—
	01/30/2009	4,316	6,475	(2)	10.85	01/30/2019	—		—
	06/28/2011	—	—		—	—	2,000	(6)	24,640

Jeanne R. Thompson	11/16/2004	15,826	—		20.16	11/16/2014	—		—
	01/30/2009	4,316	6,475	(2)	10.85	01/30/2019	—		—
	06/28/2011	—	—		—	—	2,000	(6)	24,640

(1)	This amount is based on the fair market value of Kaiser Federal Financial Group, Inc. common stock of $12.32 on June 30, 2011.
(2)	Stock option awards vest ratably per year, commencing January 30, 2012, such that the stock options will become fully vested on January 30, 2014.
(3)	Stock option awards will fully vest on November 15, 2011.
(4)	Restricted stock awards will fully vest on November 16, 2011.
(5)	Stock option awards vest ratably per year, commencing June 28, 2012, such that the stock options will become fully vested on June 28, 2016.
(6)	Restricted stock awards will vest as follows: 500 shares will vest on each of June 28, 2012, June 28, 2013, June 28, 2014, June 28, 2015 and June 28, 2016.
(7)	Restricted stock awards will vest as follows: 1,439 shares will vest on each of June 23, 2012, June 23, 2013, and June 23, 2014.

Options Exercised and Stock Vested. The following table sets forth information for the named executive officers with respect to option exercises and restricted stock awards that have vested during the year ended June 30, 2011.

Option Exercises and Stock Vested for the Year Ended June 30, 2011
	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(1)

Kay M. Hoveland	—	—	—	—

Dustin Luton	—	—	2,878	29,400

Jean M. Carandang	—	—	1,439	17,728

Nancy J. Huber	—	—	—	—

Jeanne R. Thompson	—	—	—	—

(1)	The value realized on vesting represents the fair market value of our common stock on the day the restricted stock award vested.

Nonqualified Deferred Compensation. The following table sets forth information with respect to the Amended and Restated Kaiser Federal Bank 2005 Executive Nonqualified Retirement Plan for the year ended June 30, 2011 for the named executive officers.

	Nonqualified Deferred Compensation for the Year Ended June 30, 2011
Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)

Kay M. Hoveland	—	—	30,441	—	1,174,284

(1)
The amount reported in this column was not reported as compensation for the 2011 fiscal year in the Summary Compensation Table.  Only the above-market earnings on nonqualified deferred compensation is required to be included, if applicable.

(2)
The amount reported in this column was not previously reported as compensation to the named executive officer in the Summary Compensation Table for previous years because (i) there was no executive or registrant contribution made to the Amended and Restated Kaiser Federal Bank 2005 Executive Nonqualified Retirement Plan during the 2011, 2010 and 2009 fiscal years, and (ii) there was no above-market earnings on nonqualified deferred compensation during such period.

Amended and Restated Kaiser Federal Bank 2005 Executive Non-Qualified Retirement Plan. Effective January 1, 2005, Kaiser Federal Bank adopted the Amended and Restated Kaiser Federal Bank 2005 Executive Nonqualified Retirement Plan for a select group of management and highly compensated employees.  Ms. Hoveland is currently the only participant in the plan.  The plan allows for a participant to elect to defer a portion of his or her base compensation into the plan.  In addition, Kaiser Federal Bank, in its sole discretion, may choose to make a matching contribution on behalf of the participant for the plan year.  All employer discretionary contributions vest at a rate of 20% per year, beginning with the participant’s completion of his or her second year of service, and will be fully vested upon completion of six years of service.  However, the participant’s employer discretionary contributions will fully vest in the event of the participant’s separation from service following the participant’s attainment of age 60, or due to disability or death.  All amounts contributed to the plan are credited to a bookkeeping account established on behalf of each participant.  The participant’s account balance will be credited with earnings based on the participant’s crediting rate.  The crediting rate will be determined based on the participant’s choice among the investment alternatives made available by Kaiser Federal Bank.  Upon the earlier of the participant’s separation from service, death or disability, the participant will be entitled to receive his or her vested account balance payable in a lump sum or annual installments over a period not to exceed 15 years.  In the event of a change in control of Kaiser Federal Bank, the participant’s vested account balance will be payable in a lump sum on the effective date of the change in control.

Tax-Qualified Benefit Plans

401(k) Plan. Kaiser Federal Bank maintains the Kaiser Federal Bank Employees’ Savings & Profit Sharing Plan, a tax-qualified defined contribution retirement plan, for all employees who have satisfied the 401(k) plan’s eligibility requirements.  All employees begin participation in the 401(k) plan in the first calendar quarter on or after the employee attains age 21.  However, a participant will not be eligible to receive any contributions from Kaiser Federal Bank until he or she has completed one year of service.

A participant may contribute up to 100% of his or her compensation to the 401(k) Plan on a pre-tax basis, subject to the limitations imposed by the Internal Revenue Code.  For 2011 calendar year, the maximum salary deferral contribution that can be made by a participant is $16,500, provided however that a participant over age 50 may contribute an additional $5,500 to the 401(k) plan.  In addition to salary deferral contributions, Kaiser Federal Bank will make a matching contribution equal to 50% of the first 10% of the compensation that is deferred by the participant during the plan year.  A participant is always 100% vested in his or her salary deferral contributions.  All employer contributions vest at a rate of 20% per year, beginning after the participant’s completion of his or her second year of service, such that the participant will be fully vested upon completion of six years of credited service.  However, a participant will immediately become 100% vested in the employer contributions upon his or her death, disability, or attainment of age 65 while employed with Kaiser Federal Bank.  Generally, a participant (or participant’s beneficiary) may receive a distribution from his or her vested account at retirement (age 65), early retirement (age 55 and ten years of vesting service), age 59½ (while employed with Kaiser Federal Bank), death, disability, or termination of employment.

Each participant has an individual account under the 401(k) plan and may direct the investment of his or her account among a variety of investment options or vehicles available, including the Kaiser Federal Financial Group, Inc. Stock Fund, which allows participants to invest in the common stock of Kaiser Federal Financial Group, Inc.

 Employee Stock Ownership Plan.   Kaiser Federal Bank maintains the Kaiser Federal Bank Employee Stock Ownership Plan.  Employees of Kaiser Federal Financial Group, Inc. and Kaiser Federal Bank who have been credited with at least 1,000 hours of service during a twelve-month period are eligible to participate in the employee stock ownership plan.  As part of the initial public offering of K-Fed Bancorp, the employee stock ownership plan borrowed funds from K-Fed Bancorp to purchase 454,940 shares of common stock, which served as collateral for the loan.  The loan was scheduled to be repaid by Kaiser Federal Bank through discretionary contributions to the employee stock ownership plan over 10 years.    Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among the participants’ accounts as the loan is repaid.

Contributions to the employee stock ownership plan and shares released from the unallocated suspense account in an amount proportional to the repayment of the employee stock ownership plan loan will be allocated to each eligible participant’s plan account, based on the ratio of each participant’s compensation to the total compensation of all eligible participants.  Vested benefits will be payable generally upon the participants’ termination of employment, and will be paid in the form of common stock, or to the extent participants’ accounts contain cash, benefits will be paid in cash.  However, participants have the right to elect to receive their benefits entirely in the form of cash or common stock, or a combination of both.  Pursuant to FASB ASC Topic 718-40, we are required to record a compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account.

As a result of the second-step conversion, the shares of K-Fed Bancorp common stock held by the suspense account were converted to 122,731 shares of Kaiser Federal Financial Group, Inc. common stock, and all shares allocated to participants’ accounts were converted to shares of Kaiser Federal Financial Group, Inc. common stock pursuant to the 0.7194 exchange ratio.  In addition, the employee stock ownership plan purchased 382,500 shares of Kaiser Federal Financial Group, Inc. common stock issued in the second-step conversion offering.  The employee stock ownership plan funded its stock purchase with a loan from Kaiser Federal Financial Group, Inc. equal to the aggregate purchase price of the common stock.  This loan will be repaid principally through Kaiser Federal Bank’s contribution to the employee stock ownership plan and dividends payable on the common stock held by the employee stock ownership plan over the anticipated 12-year term of the loan.  The interest rate for the employee stock ownership plan loan is an adjustable-rate equal to the prime rate, as published in The Wall Street Journal, on the closing date of the offering.  Thereafter, the interest rate adjusts annually.  The original loan from K-Fed Bancorp to the employee stock ownership plan in connection with the initial public offering was refinanced and rolled into the loan received by the employee stock ownership plan from Kaiser Federal Financial Group, Inc. in connection with the second-step conversion.

The trustee will hold the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares will be released to the participants’ accounts as the loan is repaid, on a pro-rata basis.  The trustee will allocate the shares released among the participants’ accounts on the basis of each participant’s proportional share of eligible plan compensation relative to all participants’ proportional share of eligible plan compensation.

Potential Payments Upon Termination or Change in Control.  The following table sets forth estimates of the amounts that would be payable to the named executive officers upon the executive’s voluntary resignation, early retirement, normal retirement, involuntary termination or resignation for “good reason,” termination of employment for “cause,” termination following a change in control, death or disability, if such termination were effective as of June 30, 2011.  The table does not include vested or accrued benefits under tax-qualified benefit plans that are disclosed elsewhere in the Annual Report on Form 10-K.  The actual amounts to be paid upon any future termination can only be determined at the time of such actual separation.

	Voluntary Resignation	Early Retirement	Normal Retirement	Involuntary Termination or Resignation for “Good Reason”	Involuntary Termination for Cause	Termination after Change in Control	Disability	Death

Kay M. Hoveland
Employment Agreement (1)	―	―	―	364,000	―	728,000	―	―
2004 Stock Option Plan (2)	―	―	―	―	―	15,863	15,863	15,863
2004 Recognition and Retention Plan	―	―	―	―	―	―	―	―
Executive Non-Qualified Retirement Plan (3)	1,174,284	n/a	1,174,284	1,174,284	1,174,284	1,174,284	1,174,284	1,174,284

Dustin Luton
Employment Agreement (1)	―	―	―	275,000	―	682,916	―	―
2004 Stock Option Plan (4)	―	―	―	―	―	12,851	12,851	12,851
2004 Recognition and Retention Plan (5)	―	―	―	―	―	60,097	60,097	60,097

Jean M. Carandang
Employment Agreement (1)	―	―	―	180,000	―	432,000	―	―
2004 Stock Option Plan (6)	―	―	―	―	―	4,758	4,758	4,758
2004 Recognition and Retention Plan (7)	―	―	―	―	―	77,813	77,813	77,813

Nancy J. Huber
Employment Agreement (1)	―	―	―	175,000	―	420,000	―	―
2004 Stock Option Plan (8)	―	―	―	―	―	9,518	9,518	9,518
2004 Recognition and Retention Plan(9)	―	―	―	―	―	24,640	24,640	24,640

Jeanne R. Thompson
Employment Agreement (1)	―	―	―	155,000	―	372,000	―	―
2004 Stock Option Plan (10)	―	―	―	―	―	9,518	9,518	9,518
2004 Recognition and Retention Plan(11)	―	―	―	―	―	24,640	24,640	24,640

(footnotes follow on next page)

(1)
Amount reflects the severance benefits payable to each named executive officer as stipulated under his or her Employment Agreement.   Please see the descriptions of each Employment Agreement set forth under “Executive Compensation-Benefit Plans” for further details.

(2)
This amount represents the difference between the fair market value of the Kaiser Federal Financial Group, Inc. common stock and the exercise price of 10,791 stock option awards that become vested and exercisable as a result of Ms. Hoveland’s termination of employment following a change in control, death, or disability.  The fair market value of a share of Kaiser Federal Financial Group, Inc. common stock was $12.32 on June 30, 2011 and the exercise price of each option was $10.85.

(3)	This amount represents Ms. Hoveland’s accumulated benefit under the Executive Non-Qualified Retirement Plan.
(4)
This amount represents the difference between the fair market value of the Kaiser Federal Financial Group, Inc. common stock and the exercise price of 16,633 stock option awards that become vested and exercisable as a result of Mr. Luton’s termination of employment following a change in control, death, or disability.  The fair market value of a share of Kaiser Federal Financial Group, Inc. common stock was $12.32 on June 30, 2011 and the exercise price of 8,633 options were $10.85 and 8,000 options were $12.30.

(5)
This amount represents the fair market value of 4,878 shares of restricted stock that become vested as a result of Mr. Luton’s termination of employment following a change in control, death, or disability.  The fair market value of each share of Kaiser Federal Financial Group, Inc. common stock was $12.32 on June 30, 2011.

(6)
This amount represents the difference between the fair market value of the Kaiser Federal Financial Group, Inc. common stock and the exercise price of 3,237 stock option awards that become vested and exercisable as a result of Ms. Carandang’s termination of employment following a change in control, death, or disability.  The fair market value of a share of Kaiser Federal Financial Group, Inc. common stock was $12.32 on June 30, 2011 and the exercise price of each option was $10.85.

(7)
This amount represents the fair market value of 6,316 shares of restricted stock that become vested as a result of Ms. Carandang’s termination of employment following a change in control, death, or disability.  The fair market value of each share of Kaiser Federal Financial Group, Inc. common stock was $12.32 on June 30, 2011.

(8)
This amount represents the difference between the fair market value of the Kaiser Federal Financial Group, Inc. common stock and the exercise price of 6,475 stock option awards that become vested and exercisable as a result of Ms. Huber’s termination of employment following a change in control, death, or disability.  The fair market value of a share of Kaiser Federal Financial Group, Inc. common stock was $12.32 on June 30, 2011 and the exercise price of each option was $10.85.

(9)
This amount represents the fair market value of 2,000 shares of restricted stock that become vested as a result of Ms. Huber’s termination of employment following a change in control, death, or disability.  The fair market value of each share of Kaiser Federal Financial Group, Inc. common stock was $12.32 on June 30, 2011.

(10)
This amount represents the difference between the fair market value of the Kaiser Federal Financial Group, Inc. common stock and the exercise price of 6,475 stock option awards that become vested and exercisable as a result of Ms. Thompson’s termination of employment following a change in control, death, or disability.  The fair market value of a share of Kaiser Federal Financial Group, Inc. common stock was $12.32 on June 30, 2011 and the exercise price of each option was $10.85.

(11)
This amount represents the fair market value of 2,000 shares of restricted stock that become vested as a result of Ms. Thompson’s termination of employment following a change in control, death, or disability.  The fair market value of each share of Kaiser Federal Financial Group, Inc. common stock was $12.32 on June 30, 2011.

Directors Compensation

Set forth below is a summary of the compensation for each of our non-employee directors for the year ended June 30, 2011.  Director compensation paid to directors who also are named executive officers is reflected above in “Executive Compensation – Summary Compensation Table.”

	Director Compensation
Name	Fees earned or paid in cash ($)	Stock awards ($)(1)(2)	Option awards ($)(1)	All other compensation ($)(3)	Total ($)

James L. Breeden	67,500	—	—	—	67,500
Giovani O. Dacumos	28,500	12,300	—	—	40,800
Diana L. Peterson-More	27,000	12,300	—	—	39,300
Michael J. Sacher	32,000	—	—	785	32,785
Robert C. Steinbach	30,500	—	—	—	30,500
Laura G. Weisshar	27,000	—	—	560	27,560
Rita H. Zwern	27,500	—	—	—	27,500

(1)
As of June 30, 2011, the directors have the following outstanding equity awards: Mr. Breeden had 14,388 stock option awards.  Mr. Dacumos has 1,000 restricted stock awards. Ms. Peterson-More has 1,000 restricted stock awards. Mr. Sacher had 2,158 restricted stock awards and 14,388 stock option awards.  Mr. Steinbach had 17,265 stock option awards.  Ms. Weisshar had 1,439 restricted stock awards and 14,388 stock option awards.  Ms. Zwern had 17,265 stock option awards.

(2)
Represents the grant date fair value of the restricted stock received under the 2004 Recognition and Retention Plan.  The grant date fair value has been computed in accordance with the stock-based compensation accounting rules (FASB ASC Topic 718, formerly SFAS 123R).  A discussion of the assumptions used in calculating the award values may be found at Note 12 of our notes to our consolidated financial statements.

(3)
This amount represents dividends received in 2011 on unvested stock awards granted pursuant to the 2004 Recognition and Retention Plan.  For the year ended June 30, 2011, no director received perquisites or personal benefits which exceeded $10,000.

Members of the Board of Directors and the committees of Kaiser Federal Financial Group, Inc. do not receive separate compensation for their service on the Board of Directors or the committees of Kaiser Federal Bank.

For the year ended June 30, 2011, members of the Board of Directors of Kaiser Federal Bank received an annual stipend of $22,500. The Chairman of the Board of Directors and the Audit Committee Chair received an annual stipend of $25,000.  Each member of Kaiser Federal Bank’s committees received $500 per committee meeting.  The Board Chairman, Mr. Breeden, also received $500 per meeting for attending periodic credit committee and asset/liability management committee meetings and monthly internal asset review committee meetings which totaled $34,500 for fiscal 2011.  In addition, members of the Board of Directors are eligible to participate in the 2004 Stock Option Plan and the 2004 Recognition and Retention Plan.  Please see the descriptions of each plan set forth under “Executive Compensation – Benefit Plans” for further details.

Transactions with Certain Related Persons

Kaiser Federal Bank has a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with unaffiliated third parties prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features. In addition, all loans to directors and executive officers are approved by at least a majority of the independent, disinterested members of the board.

All loans Kaiser Federal Bank makes to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of Kaiser Federal Bank. Loans to all directors and executive officers and their associates totaled approximately $811,000 at June 30, 2011, which was 0.52% of our stockholders’ equity at that date. All loans to directors and executive officers were performing in accordance with their terms at June 30, 2011.

Any transaction with a director is reviewed by and subject to approval of the members of the Board of Directors who are not directly involved in the proposed transaction to confirm that the transaction is on terms that are no less favorable than those that would be available to us from an unrelated party through an arms-length transaction.

PROPOSAL 2 — APPROVAL OF THE KAISER FEDERAL FINANCIAL GROUP, INC. 2011 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the 2011 Equity Incentive Plan (the “Equity Plan”), to provide officers, employees, directors, including director emeritus and advisory directors of Kaiser Federal Financial Group, Inc. and Kaiser Federal Bank with additional incentives to promote our growth and performance.   Most companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs.  By approving the Equity Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The following is a summary of the material features of the Equity Plan, which is qualified in its entirety by reference to the provisions of the Equity Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Plan authorizes the issuance of up to 892,500 shares of our common stock pursuant to grants of incentive and non-statutory stock options and restricted stock awards and restricted stock units.  No more than 255,000 shares may be issued as restricted stock awards or restricted stock units.

The Equity Plan will be administered by the members of our Compensation Committee (the “Committee”) who are “disinterested board members,” as defined in the Equity Plan.  The Committee has full and exclusive power within the limitations set forth in the Equity Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Plan’s purposes; and interpreting and otherwise construing the Equity Plan.  The Equity Plan also permits the Board of Directors or the Committee to delegate to one or more officers of Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank the Committee’s power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them.

The Committee may use shares of stock available under the Equity Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank, including the plans and arrangements of a company or a subsidiary assumed in a business combination.

Eligibility

Employees, directors and other service providers, including directors emeritus and advisory directors, of Kaiser Federal Financial Group, Inc. or any subsidiary, including Kaiser Federal Bank, are eligible to receive awards under the Equity Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Plan, which shall be set forth in an award agreement delivered to each participant.  Awards may be granted in a combination of incentive and non-statutory stock options, or restricted stock awards and restricted stock units, as follows.

Stock Options.  A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time.  The exercise price may not be less than the fair market value on the date the stock option is granted.  Fair market value for purposes of the Equity Plan means the final sales price of our common stock as reported on the Nasdaq Global Market on the date the option is granted, or if our common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which our common stock was traded, and without regard to after-hours trading activity.  The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described above.  Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options.  Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock valued at fair market value as of the day of exercise, (ii) by a “cashless exercise” through a third party; (iii) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (iv) by personal, certified or cashiers’ check; or (v) by a combination of the foregoing.  Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock.  A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law.  Restricted stock awards under the Equity Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Plan or the award agreement.  Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award.  Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Units.  Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock, however, unlike a restricted stock award, no shares of stock are transferred to the recipient until certain requirements or conditions associated with the award are satisfied.   The limitation on the number of restricted stock awards available described in the paragraph above is also applicable to restricted stock units.

Prohibition Against Option Repricing. The Equity Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option right previously granted.

Prohibition on Transfer. Generally, all awards, except non-statutory stock options, granted under the Equity Plan will be nontransferable except by will or in accordance with the laws of intestate succession.  Restricted stock awards may be transferable pursuant to a qualified domestic relations order.  At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and the Exchange Act.  During the life of the participant, awards can only be exercised by him or her.  The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Equity Plan upon the participant’s death.

Limitation on Awards Under The Equity Plan

The following limits apply to awards under the Equity Plan:

●
the maximum number of shares of stock that may be available for awards under the Equity Plan is 892,500 of which up to 637,500 of stock may be delivered as a result of the exercise of stock options and 255,000 shares of stock may be issued as restricted stock awards or restricted stock units; and

●
the maximum number of shares of stock that may be covered by options that are intended to be “performance-based compensation” under a grant to any one employee in any one calendar year is 100,000 shares.

In the event of a corporate transaction involving the stock of Kaiser Federal Financial Group, Inc. (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing shares limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

In addition, to the extent any shares of stock covered by an award under the Equity Plan (including restricted stock awards) are not delivered to a participant or beneficiary because the award is forfeited or canceled or because the stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Equity Plan.

Performance Features

Section 162(m) of the Internal Revenue Code. A federal income tax deduction for Kaiser Federal Financial Group, Inc. will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer).   However, amounts that constitute “qualified performance-based compensation” (as the term is used in Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Plan is designed so that stock options will be considered “qualified performance-based compensation.”  The Committee may designate whether any restricted stock awards or restricted stock units being granted to any participant are intended to be “qualified performance-based compensation.” Any such awards designated as intended to be “qualified performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: basic earnings per share, basic cash earnings per share, diluted earnings per share, core earnings per share, diluted cash earnings per share, core earnings per share, diluted cash earnings per share, net income or net income before taxes, cash earnings, net interest income, non-interest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on  average assets, core return on average assets, cash return on average assets, core return on equity, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest margin, net interest rate margin or net interest rate spread, growth in assets, loans or deposits, loan production volume, net charge offs, non-performing loans, classified loans, cash flow, capital preservation (core or risk-based), interest rate risk exposure net portfolio value, interest rate risk sensitivity, strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, stock price (including, but not limited to, growth measures and total shareholder return), operating expenses as a percentage of average assets, core deposits as a percentage of total deposits, net charge off percentage, average percentage past due, classified assets to total assets or any combination of the foregoing.  Performance measures may be based on the performance of Kaiser Federal Financial Group, Inc. as a whole or of any one or more subsidiaries or business units of Kaiser Federal Financial Group, Inc. and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures.  The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award.  The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to Section 162(m) of the Internal Revenue Code.  In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.  Additionally, the grant of an award intended to be “qualified performance-based compensation” and the establishment of any performance based measures shall be made during the period required by Section 162(m) of the Internal Revenue Code.

Vesting of Awards

If the right to become vested in an award under the Equity Plan is conditioned on the completion of a specified period of service with Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank, without the achievement of performance measures or objectives, then unless otherwise determined by the Committee and evidenced in an award agreement, then the required period of service full vesting shall be determined by the Committee and evidenced in an award agreement, subject to acceleration of vesting in the event of death, disability, retirement, or involuntary or constructive termination of employment or service following a change in control.

It is anticipated that stock options and restricted stock awards will generally be granted subject to a vesting schedule of 20% per year over a five year period or some other appropriate vesting schedule as determined by the Compensation Committee, commencing one year from the date of grant.  Any restricted stock or restricted stock unit designated as qualified performance-based compensation will vest only on the achievement of one or more performance measures in whole or in part, which are predetermined.  All awards would vest upon death, disability, or retirement (if specifically provided by the Committee, except in the case of awards subject to performance-based vesting conditions), or involuntary or constructive termination of employment or service following a change in control.  The Committee may in its discretion elect to use a different vesting schedule or different performance measures set forth in the Equity Plan.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary or constructive termination of employment or service following a Change in Control of Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank, all outstanding options then held by a participant will become fully exercisable, and all restricted stock awards and restricted stock units shall be fully earned and vested.  For the purposes of the Equity Plan, a Change in Control occurs when: (a) a “person” (as defined under federal securities laws) is or becomes the beneficial owner, directly or indirectly, of securities of Kaiser Federal Financial Group, Inc. representing 25% or more of Kaiser Federal Financial Group, Inc.’s voting securities, except for securities purchased by the Kaiser Federal Bank Employee Stock Ownership Plan; (b) members of the board of directors of Kaiser Federal Financial Group, Inc. as of the date hereof (and any person who becomes a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the incumbent board) cease for any reason to constitute at least a majority the board; (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank or a similar transaction in which Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank is not the surviving institution occurs or is effected; (d) a proxy statement soliciting proxies from stockholders of Kaiser Federal Financial Group, Inc., by someone other than the current management of Kaiser Federal Financial Group, Inc. is distributed, seeking stockholder approval of a plan of reorganization, merger or consolidation of Kaiser Federal Financial Group, Inc. or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for, or converted into, cash, property or securities not issued by Kaiser Federal Financial Group, Inc.; or (e) a tender offer is made for 25% or more of the voting securities of Kaiser Federal Financial Group, Inc. and the shareholders beneficially owning 25% or more of the outstanding securities of Kaiser Federal Financial Group, Inc. have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

In the event of a Change in Control, any performance measure attached to an award under the Equity Plan shall be deemed satisfied as of the date of the Change in Control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Plan or any award granted under the Equity Plan, provided that, other than as provided in the Equity Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent.  The Board of Directors may not amend the provision of the Equity Plan related to repricing, materially increase the original number of securities which may be issued under the Equity Plan (other than as provided in the Equity Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Plan without approval of stockholders.  Notwithstanding the foregoing, the Board may amend the Equity Plan at any time, retroactively or otherwise, to insure that the Equity Plan complies with current or future law without stockholder approval, and the Board of Directors may unilaterally amend the Equity Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

Duration of Plan

The Equity Plan will become effective upon approval by the stockholders at this annual meeting.  The Equity Plan will terminate 10 years after its effective date or, if sooner, when all shares reserved under the Equity Plan have been issued.  At any time, the Board of Directors may terminate the Equity Plan.  However, any termination of the Equity Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the Equity Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant.  Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and we will be entitled to a corresponding deduction.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant.  The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of Kaiser Federal Financial Group, Inc. or Kaiser Federal Bank during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised.  For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as capital gain.  A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction.  If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain.  If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes.  Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and we will be entitled to a corresponding deduction.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting.  Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and we will be entitled to a corresponding deduction.  A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the fair market value of the restricted stock award in taxable income in the year of the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit.  When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be realized.  A restricted stock unit does not have voting rights or dividend rights.  Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. We may withhold amounts from participants to satisfy withholding tax requirements.  Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to us to satisfy tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Plan in the event of a Change in Control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude a deduction by us.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table below (“covered employees”).  Restricted stock awards and restricted stock units that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the covered employee that is subject to the limit exceeds $1.0 million.  Performance-based compensation that meets the requirements of Section 162(m) of the Internal Revenue Code (“qualified performance-based compensation”) is not subject to this limit and is fully deductible by us.  “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance.  Stock options available for award under the Equity Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services.  Restricted stock awards or restricted stock units that vest upon the attainment of performance measurements may also qualify as qualified performance-based compensation.  Accordingly, if an award is not exempt from Section 162(m) of the Internal Revenue Code, income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Equity Plan.  A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Plan.  We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Accounting Standards Codification (“ASC”) 718, Compensation-Stock Compensation and ASC 505-50, Equity Based Payment to Non-Employees, we are required to recognize compensation expense on its income statement over the requisite service period based on the grant date fair value of options and other equity-based compensation (such as restricted stock and restricted stock units).

Awards to be Granted

The Board of Directors has adopted the Equity Plan.  If the Equity Plan is approved by stockholders, the Compensation Committee intends to meet promptly after such approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors.  At the present time, no specific determination has been made as to the allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the Equity Plan, the proposal must receive the affirmative vote of a majority of the total shares present and voting at the annual meeting, in each case without regard to broker non-votes or proxies marked ABSTAIN.  In the event at the time of the annual meeting there are not sufficient votes to approve the Equity Plan, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

The Board of Directors recommends a vote “FOR” the approval of the 2011 Equity Incentive Plan.

PROPOSAL 3 —  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended June 30, 2011 was Crowe Horwath LLP. Our audit committee has approved the engagement of Crowe Horwath LLP to be our independent registered public accounting firm for the fiscal year ending June 30, 2012, subject to the ratification of the engagement by our stockholders. At the annual meeting, our stockholders will consider and vote on the ratification of the engagement of Crowe Horwath LLP for the fiscal year ending June 30, 2012. A representative of Crowe Horwath LLP is expected to attend the annual meeting and will have the opportunity to make a statement and respond to appropriate questions.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Horwath LLP during the fiscal years ended June 30, 2011 and June 30, 2010, respectively. The aggregate fees included in the audit fees category were fees billed for the fiscal years for the audit of our annual financial statements and the review of our quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the noted fiscal years.
	2011	2010
Audit Fees	$191,000	$187,500

Audit Related Fees	$49,898	$57,771

Tax Fees	$—	$26,050

All Other Fees	$29,231	$21,500

Audit Fees. Audit fees of $191,000 and $187,500 in the fiscal years ended June 30, 2011 and 2010, respectively, were for the audit of our consolidated financial statements. These audit fees included fees for the review of the financial statements included in our annual and quarterly reports filed with the Securities and Exchange Commission and the internal controls attestation required under regulations of the Securities and Exchange Commission.

Audit-Related Fees. Audit-related fees of $48,898 and $57,771 in the fiscal years ended June 30, 2011 and 2010, respectively, were for audit work performed in conjunction with the second-step stock offering.

Tax Fees. Tax fees of $26,050 in the fiscal year ended June 30, 2010, were for services related to tax compliance and tax planning.

All Other Fees. Other fees of $29,231 and $21,500 in the fiscal years ended June 30, 2011 and 2010 were for the annual software license fee for management’s assessment of internal controls over financial reporting as well as the audit of Kaiser Federal Financial Group, Inc.’s 401(k) Plan.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm.

The audit committee has considered whether the provision of non-audit services, which relate primarily to tax consulting and other compliance services rendered, is compatible with maintaining the independence of Crowe Horwath LLP. The audit committee concluded that performing such services does not affect the independence of Crowe Horwath LLP in performing its function as independent registered public accounting firm of Kaiser Federal Financial Group, Inc.

The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee has delegated pre-approval authority to its chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

In order to ratify the selection of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2012, the proposal must receive at least a majority of the votes cast, without regard to broker non-votes, either in person or by proxy, in favor of such ratification.

The audit committee of the Board of Directors recommends a vote “FOR” the ratification of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2012.

PROPOSAL 4—ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our Principal Executive Officer, our Principal Financial Officer and our three other most highly compensated executive officers (“Named Executive Officers”) is described in “PROPOSAL 1—ELECTION OF DIRECTORS—Compensation Discussion and Analysis” and “Executive Compensation.” Stockholders are urged to read the Executive Compensation section of this proxy statement, which discusses our compensation policies and procedures with respect to our Named Executive Officers.

In accordance with recently adopted changes to Section 14A of the Exchange Act, stockholders will be asked at the annual meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the stockholders of Kaiser Federal Financial Group, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers described in the Executive Compensation section of the proxy statement, including the Compensation, Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures set forth in that section.

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourages all stockholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

The Board of Directors recommends that you vote “FOR” the resolution set forth in Proposal Four.

PROPOSAL 5—ADVISORY VOTE ON FREQUENCY OF FUTURE “SAY-ON-PAY” ADVISORY VOTES

In accordance with recently adopted changes to Section 14A of the Exchange Act, we are providing a stockholder advisory vote to approve the compensation of executives (the “say-on-pay” advisory vote in Proposal Four above) this year and will do so at least once every three years thereafter.  Pursuant to recently adopted changes to Section 14A of the Exchange Act, at the 2011 Annual Meeting, we are also asking stockholders to vote on whether future “say-on-pay” advisory votes on executive compensation should occur every year, every two years or every three years.

After careful consideration, the Board of Directors recommends that future stockholder “say-on-pay” advisory votes on executive compensation be conducted every year.  The determination was based upon the premise that Named Executive Officer compensation is evaluated, adjusted and approved on an annual basis by the Board of Directors upon a recommendation from the Compensation Committee and the belief that investor sentiment should be a factor taken into consideration by the Compensation Committee in making its annual recommendation.

Although the Board of Directors recommends a “say-on-pay” vote every year, stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove of the Board of Directors’ recommendation.

Although this advisory vote regarding the frequency of “say-on-pay” votes is non-binding on the Board of Directors, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when deciding how often to conduct future “say-on-pay” stockholder advisory votes.

The Board of Directors recommends that you vote “FOR” the One Year option.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT THE 2012 ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, our Secretary must receive written notice not earlier than the 90th day nor later than the 80th day prior to date of the annual meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the annual meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of  Kaiser Federal Financial Group, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person’s qualification under Article 2, Section 12 of our Bylaws, including an affidavit that such person would not be disqualified under the provisions of Article 2, Section 12 of the Bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on our  books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of capital stock of Kaiser Federal Financial Group, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.  Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

The 2012 annual meeting of stockholders is expected to be held on October 30, 2012.  Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than August 1, 2012 and no later than August 13, 2012.  If notice is received outside of these dates, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2012 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Kaiser Federal Financial Group, Inc.’s executive office, 1359 North Grand Avenue, Covina, California 91724, at a reasonable time prior to the distribution of our proxy materials, which we deem to be no later than May 31, 2012.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

OTHER MATTERS

As of the date of this document, the Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the proxy statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Notice, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.kffg.com.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Kaiser Federal Financial Group, Inc.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.  In addition to solicitations by mail, directors, officers and regular employees of Kaiser Federal Financial Group, Inc. may solicit proxies personally, by facsimile or by telephone without additional compensation.  Our 2011 Annual Report to Stockholders has been made available to all stockholders of record as of November 1, 2011.  Any stockholder may obtain a copy of the Annual Report on Form 10-K through our website, by calling us or writing us at the address below.  Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

Stockholder Relations
Kaiser Federal Financial Group, Inc.
1359 North Grand Avenue
Covina, California 91724
Phone: (800) 524-2274
Fax: (626) 646-2032
www.kffg.com

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Rita H. Zwern
Rita H. Zwern
Secretary

Covina, California
November 21, 2011

Appendix A

KAISER FEDERAL FINANCIAL GROUP, INC.

2011 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1            Purpose, Effective Date and Term.  The purpose of this Kaiser Federal Financial Group, Inc. 2011 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Kaiser Federal Financial Group, Inc., a Maryland corporation (the “Company”), and its Subsidiaries, including Kaiser Federal Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders.  The “Effective Date” of the Plan is December 22, 2011, the expected date of the approval of the Plan by the Company’s stockholders.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2           Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3           Participation.  Each Employee, Director or other service provider, including a director emeritus or advisory director, of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4            Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

            Section 2.1           General.  Any Award under the Plan may be granted singularly, in combination with another Award (or Awards), or in tandem whereby the exercise or vesting of one Award held by a Participant cancels another Award held by the Participant.  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)           Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO.  Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option.  In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)          Restricted Stock.  Restricted Stock means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)           Restricted Stock Units.  A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit.  A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Compensation Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash.

Section 2.2            Stock Options

(a)           Grant of Stock Options.  Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)          Terms and Conditions.  A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including:  (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option using a portion of shares obtained on exercise in payment of the Exercise Price of the Stock Option;  (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof.  The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

Section 2.3            Restricted Stock.

(a)          Grant of Restricted Stock.  Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards (other than those subject to performance-based vesting conditions under Section 2.5 hereof) shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement between Kaiser Federal Financial Group, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the Kaiser Federal Financial Group, Inc. 2011 Equity Incentive Plan, copies of which are on file at the executive offices of Kaiser Federal Financial Group, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.  Performance-based Restricted Stock Awards may or may not be issued and outstanding, in the discretion of the Committee.  Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards.  In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards.  Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)           Terms and Conditions.      Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)             Dividends.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant.  If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.  Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.  Notwithstanding the foregoing, no dividends shall be paid with respect to any Restricted Stock Awards subject to a performance-based vesting condition unless and until the Participant vests in such Restricted Stock Award.  Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date.

(ii)            Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

(iii)            Tender Offers and Merger Elections.  Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee.  If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4             Restricted Stock Units.

(a)           Grant of Restricted Stock Unit Awards.      Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award;  (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe.

(b)           Terms and Conditions.      Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)            A Restricted Stock Unit Award shall be similar to Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant.  Each Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Restriction Period, the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine.  The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)           The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof.  Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant.  The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

(iii)          Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit Award for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)          A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.  No dividends shall be paid on Restricted Stock Units.

Section 2.5            Performance-Based Compensation. The vesting of any Restricted Stock Award or Restricted Stock Unit Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee.  At the discretion of the Committee, the vesting of any Stock Options also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options.  The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

                (a)           Performance Measures.  Such performance measures may be based on any one or more of the following:

(i)             basic earnings per share;

(ii)            basic cash earnings per share;

(iii)           diluted earnings per share;

(iv)           core earnings per share;

(v)           diluted cash earnings per share;

(vi)           net income or net income before taxes;

(vii)          cash earnings;

(viii)         net interest income;

(ix)            non-interest income;

(x)            general and administrative expense to average assets ratio;

(xi)           cash general and administrative expense to average assets ratio;

(xii)          efficiency ratio;

(xiii)         cash efficiency ratio;

(xiv)         return on average assets;

(xv)          core return on average assets;

(xvi)         cash return on average assets;

(xvii)        core return on equity;

(xviii)       return on average stockholders’ equity;

(xix)         cash return on average stockholders’ equity;

(xx)          return on average tangible stockholders’ equity;

(xxi)         cash return on average tangible stockholders’ equity;

(xxii)        core earnings;

(xxiii)       operating income;

(xxiv)       operating efficiency ratio;

(xxv)        net interest margin;

(xxvi)       net interest rate margin or net interest rate spread;

(xxvii)      growth in assets, loans, or deposits;

(xxviii)     loan production volume;

(xxix)        net charge offs;

(xxx)         non-performing loans;

(xxxi)        classified loans;

(xxxii)       cash flow;

(xxxiii)     capital preservation (core or risk-based);

(xxxiv)     interest rate risk exposure net portfolio value;

(xxxv)      interest rate risk sensitivity;

(xxxvi)     strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxxvii)    stock price (including, but not limited to, growth measures and total shareholder return);

(xxxviii)   operating expenses as a percentage of average assets;

(xxxix)     core deposits as a percentage of total deposits;

(xl)           net charge off percentage;

(xli)          average percentage past due;

(xlii)         classified assets to total assets; or

(xxviii)     any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement:  (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)           Adjustments.    Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m).  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c)           Treatment on Retirement.    Notwithstanding anything herein to the contrary, no Restricted Stock Award or Restricted Stock Unit Award that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability).  Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

Section 2.6            Vesting of Awards.  The Committee shall specify the vesting schedule or conditions of each Award.  Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting one year after the date of grant.  If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, disability, Retirement or Involuntary Termination of Employment (or Termination of Service for a Director) following a Change in Control).  Unless otherwise provided by the Committee, Service as a director emeritus or advisory director, including Service as a director emeritus or advisory director after Termination of Service as a Director, shall constitute Service for purposes of vesting.  Unless otherwise provided by the Committee, with respect to an Employee who is also a Director, continued Service as a Director following termination of employment shall constitute Service for purposes of vesting.

Section 2.7            Deferred Compensation.  If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A.  Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A.  A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action.  Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8            Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9.           Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award.   Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)           Upon a Participant’s Termination of Service for any reason other than due to Disability, Retirement, death or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination, and any Restricted Stock Award and Restricted Stock Unit Award that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)           In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Unit Awards granted to a Participant that has not vested shall expire and be forfeited.

(c)           Upon Termination of Service for reason of Disability or death, and if specifically provided by the Committee,  upon Retirement (except in the case of Awards subject to performance-based vesting conditions under Section 2.5 hereof) all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Unit Awards shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service.  Vested Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement or one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service.

(d)           Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)           Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1             Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2             Share Limitations.

(a)           Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Eight Hundred Ninety-Two Thousand Five Hundred (892,500) shares of Stock, Six Hundred Thirty-Seven Five Hundred (637,500) shares of Stock of which are eligible to be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) and Two Hundred Fifty-Five Thousand (255,000) shares of Stock that may be issued  under the Plan as Restricted Stock Awards or Restricted Stock Unit Awards.  The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.

(b)          Computation of Shares Available.  For purposes of this Section 3.2 and in connection with the granting of Stock Options, Restricted Stock or Restricted Stock Units, the number of shares of Stock available for the granting of additional Stock Options, Restricted Stock and Restricted Stock Units shall be reduced by the number of shares of Stock in respect of which the Stock Options, Restricted Stock or Restricted Stock Units is granted or denominated.  To the extent any shares of Stock covered by an Award (including Restricted Stock and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.  To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

(c)          Grants to Employees.  The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one Employee pursuant to this Section 3.2 during any calendar year shall not exceed one hundred thousand (100,000).

Section 3.3             Corporate Transactions.

(a)          General.  In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock and Restricted Stock Units, and (iii) the Exercise Price of Stock Options.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock or Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)          Merger in which Company is Not Surviving Entity.  In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.4             Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)           Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)           Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1            Consequence of a Change in Control.  Subject to the provisions of Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a)          At the time of an Involuntary Termination of Employment (or as to a Director or other service provider, Termination of Service), all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).   All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director), provided however that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Involuntary Termination of Employment following a Change in Control.

(b)          At the time of an Involuntary Termination of Employment (or as to a Director or other service provider, Termination of Service), following a Change in Control, all Restricted Stock Awards and Restricted Stock Unit Awards then held by the Participant shall be fully earned and vested immediately.  Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)          In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2             Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” of the Bank or the Company shall mean a change in control of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners’ Loan Act, as amended, and applicable rules and regulations promulgated thereunder (collectively, the “HOLA”) as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company’s outstanding securities, except for any securities purchased by the Bank’s employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he or she were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs or is effected; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company is distributed, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

Section 5.1           Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members.  If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members.  Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award.  The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2            Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)          the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and other service providers, such as directors emeritus and/or advisory directors, those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b)          The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)          The Committee will have the authority to define terms not otherwise defined herein.

(d)          Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)          In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3            Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:  (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.   The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.  Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4            Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5            Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1            General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2            Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.  By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1             No Implied Rights.

(a)          No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)          No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)           No Rights as a Stockholder.  Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2            Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer.  The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock and Restricted Stock Units shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3            Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”).  Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4            Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5            Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant.  A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6            Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.  Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b).  If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service.  This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7            Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8            Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock or Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding.  Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 (formerly, FAS 123R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9            Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10         Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11          Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12          No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13          Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of California without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located within fifty (50) miles of the Company’s principal office, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan.  By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14          Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer.  The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15          Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16          Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office.  Such notices, demands, claims and other communications shall be deemed given:

(a)          in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)          in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)          in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service.  Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

Section 7.17          Forfeiture Events.

(a)         The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)         If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1           In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)          “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b)          “Award” means any Stock Option, Restricted Stock or Restricted Stock Units or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)          “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan.  Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)          “Board” means the Board of Directors of the Company.

(e)         If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement.  In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f)           “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)          “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)          “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)           “Committee” means the Committee acting under Article 5.

(j)           “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)          “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)          If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement.  In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan.  To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant:  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees.  Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)         “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n)          “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(o)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p)           “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(q)           “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(r)            “Fair Market Value” means, with respect to a share of Stock on a specified date:

(i)             the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(ii)            if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(iii)           if (i) and (ii) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder.  For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(s)           A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)             a material diminution in Participant’s base compensation;

(ii)            a material diminution in Participant’s authority duties or responsibilities;

(iii)          a requirement that Participant must report to a corporate officer or employee instead of reporting directly to the Board;

(iv)          a material diminution in the budget over which Participant retains authority;

(v)           a change in the geographic location at which Participant must perform his duties that is more than fifty (50) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(vi)          any other action or inaction that constitutes a material breach by the Bank of this Agreement.

(t)           “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(u)           “Incumbent Directors” means:

(I)            the individuals who, on the date hereof, constitute the Board; and

(II)           any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments.

(v)           “Involuntary Termination of Employment” means the Termination of Service of a Participant by the Company or Subsidiary other than termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(w)          “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)           “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)           “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z)           “Restricted Stock” has the meaning ascribed to it in Section 2.3.

(aa)         “Restricted Stock Unit Award” and “Restricted Stock Unit” has the meaning ascribed to them in Section 2.4.

(bb)        “Restricted Period” has the meaning ascribed to it in Section 2.4(b)(iii).

(cc)         “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased.  A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.

(dd)        “SEC” means the United States Securities and Exchange Commission.

(ee)         “Securities Act” means the Securities Act of 1933, as amended from time to time.

(ff)          “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(gg)        “Stock” means the common stock of the Company, $0.01 par value per share.

(hh)        “Stock Option” means an ISO or a Non-Qualified Option.

(ii)           “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(jj)           “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)             The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)            The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract.  For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary.  If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period.  For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)           If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)           A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(v)           Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred.  In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii).  For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service.  If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(vi)           With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.  With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(kk)         “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(ll)           “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2             In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)          actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)         references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)          in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)          references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)          indications of time of day mean Pacific Time;

(f)           “including” means “including, but not limited to”;

(g)         all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)         all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)          the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)          any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)          all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

REVOCABLE PROXY

KAISER FEDERAL FINANCIAL GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS
December 22, 2011

The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Kaiser Federal Financial Group, Inc. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at1359 North Grand Avenue, Covina, California, at 5:00 p.m. (pacific time) on Thursday, December 22, 2011 and at any adjournment or postponement thereof.  The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:

FOR	WITHHOLD	FOR ALL EXCEPT
1. The election as Directors of all nominees listed below each to serve for a three-year term	☐	☐	☐

John H. Cochrane, III Donald R. Voss

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

________________________________

________________________________

FOR	AGAINST	ABSTAIN
2. Approval of the Kaiser Federal Financial Group, Inc. 2011 Equity Incentive Plan	☐	☐	☐

3. The approval of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2012.	☐	☐	☐

4. An advisory, non-binding resolution with respect to our executive compensation.	☐	☐	☐

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
5. An advisory, non-binding vote with respect to the frequency of voting on our executive compensation.	☐	☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4 and recommends that you vote for the “ONE YEAR” option in Proposal 5.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE AND THE “ONE YEAR” OPTION IN PROPOSAL 5. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of Kaiser Federal Financial Group, Inc. at the annual meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of Kaiser Federal Financial Group, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the annual meeting.

The undersigned acknowledges receipt from Kaiser Federal Financial Group, Inc. prior to the execution of this proxy of a notice of the annual meeting, audited financial statements and a proxy statement dated November 21, 2011.

Dated:	, 2011	☐ Check Box if You Plan to Attend Meeting

PRINT NAME OF STOCKHOLDER		PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER		SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.